Exhibit 10.4

AMENDMENT NO. 1

TO

LIMITED LIABILITY COMPANY AGREEMENT

BETWEEN

CORE ALASKA, LLC AND ROYAL ALASKA, LLC

FOR

PEAK GOLD, LLC

This Amendment No. 1 (this “Amendment”) to the Limited Liability Company Agreement of Peak Gold, LLC (the “Company”), dated January 8, 2015 (the “Existing Agreement”), is made as of November 10, 2017 (the “Amendment Effective Date”) between Core Alaska, LLC, a Delaware limited liability company (“CORE”), and Royal Alaska, LLC, a Delaware limited liability company (“Royal”).

RECITALS

A.	CORE and Royal are the sole Members of the Company.

B.	Capitalized terms used and not separately defined in this Amendment (including in these Recitals) have the meanings given in the Existing Agreement.

C.	Pursuant to Section 18.6 of the Existing Agreement, the Existing Agreement may be modified only by an instrument in writing duly executed by all Members.

D.

Under Part 1 of Exhibit A of the Existing Agreement, the Properties consist of the Tetlin Lease attached as Schedule 1 of Exhibit A to the Existing Agreement and the State of Alaska unpatented mining claims listed on Schedule 2 of Exhibit A to the Existing Agreement (the “Existing Properties”) and under Part 2 of Exhibit A, the Area of Interest consists of the areas within three (3) miles of the external boundaries of each of the Existing Properties (the “Existing Area of Interest”).

E.

The Company recently located and recorded the State of Alaska Mining Claims described at Part 1 of Exhibit A as attached to this Amendment (the “New Properties”) under the heading “New Properties”, which are located wholly or partly outside of the Existing Area of Interest.

F.	Expenditures in connection with locating the New Properties have been entirely funded by Royal.

G.	The Members wish to modify the Existing Agreement in order to do the following:

a.	Include all of the New Properties, including those located wholly or partly outside of the Existing Area of Interest, as Properties for all purposes;

b.	Expand the Existing Area of Interest for certain purposes;

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c.	Amend certain rights and obligations of the Members to the extent they seek or acquire mineral interests or other interests in real property outside of the Area of Interest as so expanded;

d.	Amend Exhibit C to the Existing Agreement; and

e.	In consideration of, among other things:

(1) Royal contributing funding to the Company (as Earn In Contributions) for the expenditures to locate the New Properties, including those New Properties situated wholly or partly outside of the Existing Area of Interest; and

(2) the Members’ mutual agreement, as reflected in this Amendment, to include all of the New Properties as Properties and to expand the Area of Interest;

and without altering, among other things, the rights of the Members to earn and/or maintain their respective Membership Interests, concurrently with the execution of this Amendment the Members have caused the Company to execute and deliver to Royal or its designated Affiliate an Omnibus Amendment and Restatement of Royalty Deeds and Grant and Deed of Additional Royalty dated the date hereof and attached as Annex A to this Amendment (the “New Royalty Deed”), which New Royalty Deed:

(A)	Amends and replaces the terms and conditions governing certain existing royalty interests over the Existing Properties currently held by Royal; and

(B)

conveys to Royal or its designated Affiliate a royalty on net smelter returns from the production of Minerals from (i) the New Properties, (ii) any other Properties made subject to the Existing Agreement, as amended by this Amendment, on or before October 31, 2018 and (iii) any other Properties made subject to the Existing Agreement, as amended by this Amendment, from and after October 31, 2018, if Royal has earned at least a 40% Membership Interest as of October 31, 2018.

2

AGREEMENT

NOW THEREFORE, for the consideration recited in the foregoing recitals and the mutual covenants set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Royal and CORE hereby agree as follows:

1.	Amendments to Properties and Properties Exhibit. From and after the Amendment Effective Date:

a.

The list of State of Alaska Mining Claims described at Part 1 of Exhibit A to the Existing Agreement is hereby replaced in its entirety by the list of State of Alaska Mining Claims described at Part 1 of Exhibit A to this Amendment; and

b.	The defined term “Properties” appearing in Article I of the Existing Agreement is hereby replaced in its entirety with the following:

“Properties” means the Tetlin Lease and those certain State of Alaska mining claims described in Part 1 of Exhibit A, and any other patented mining claims, unpatented mining claims, mill sites, fee lands, leases (whether granted by a Governmental Authority or otherwise), licenses, and other mineral rights or other similar interests in real property acquired by the Company from time to time from and after the Amendment Effective Date.

c.	The defined term “Amendment Effective Date” is hereby added to Article I of the Existing Agreement in its proper alphanumeric location as follows:

“Amendment Effective Date” means the date of that certain Amendment No. 1 to this Agreement.

2.	Amendments to Area of Interest and Related Provisions. From and after the Amendment Effective Date:

a.	The map attached at Part 2 of Exhibit A to the Existing Agreement is hereby replaced in its entirety by the map attached at Part 2 of Exhibit A to this Amendment; and

b.	The defined term “Area of Interest” appearing in Article I of the Existing Agreement is hereby replaced in its entirety with the following:

“Area of Interest” means, collectively, (i) the area circumscribed by the purple border depicted on the map attached at Part 2 of Exhibit A to this Agreement; and (ii) the areas within three (3) miles of the external boundaries of any other Properties which are held by the Company from time to time from and after the Amendment Effective Date.

c.	The defined term “Restricted Interest” is hereby added to Article I of the Existing Agreement in its proper alphanumeric location as follows:

“Restricted Interest” means any patented mining claim, unpatented mining claim, mill site, fee interest, leasehold interest (whether granted by an Authority or otherwise), license, or other mineral right or other similar interest in real property (including any royalty interest other than those royalty interests conveyed to Royal or its designated Affiliate under the Royalty Deed) located or otherwise acquired by or on behalf of a Member or its Affiliate during the term of this Agreement located (i) within the Area of Interest; (ii) directly adjacent to any portion of the Area of Interest; or (iii) contiguous with any portion of an interest described under (ii) of this definition.

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d.	Section 4.5 of the Existing Agreement is hereby amended by replacing the phrase “provided Section 12.4” therein with the phrase “expressly provided in this Agreement”.

e.	Section 8.2 of the Existing Agreement is hereby amended as follows:

i.	Section 8.2(e)(i) of the Existing Agreement is hereby amended by adding “, royalties” immediately following the word “contracts” appearing therein;

ii.	Section 8.2(f)(ii) of the Existing Agreement is hereby amended by adding the words “, and agreements of the Company (including for any royalty)” immediately following the word “regulations” appearing therein;

iii.	Section 8.2(f)(iii) of the Existing Agreement is hereby amended by adding the words “or breach” immediately following the word “violation” appearing therein; and

iv.	Section 8.2(s) of the Existing Agreement is hereby amended by adding the words “and contract counterparties (including in respect of any royalty)” immediately following the word “contractors” appearing therein.

f.	The last sentence of Section 8.3 of the Existing Agreement is hereby amended by adding “self-dealing,” immediately preceding the word “willful” appearing therein.

g.	Sections 13.1 through 13.4 (inclusive) of the Existing Agreement are hereby replaced in their entireties with the following:

13.1 Notice to Non-Acquiring Member. Within five (5) days after the acquisition of any Restricted Interest, the Member that acquired or whose Affiliate acquired such Restricted Interest shall notify the other Member of such acquisition. The notice shall describe in detail the Restricted Interest, the lands and minerals covered thereby, and the actual out-of-pocket cost to acquire such Restricted Interest. In addition to such notice, the relevant Member shall make any and all information in such Member’s possession or control concerning the Restricted Interest available for inspection by the other Member.

13.2 Option Exercised. If, within ninety (90) days after receiving a notice described in Section 13.1, the other Member elects to participate in the Restricted Interest, the acquiring Member or its Affiliate shall convey to the Company (or to the other Member or an Affiliate of the Company as mutually agreed by the Members), by special warranty deed, its entire acquired interest (or if to the other Member, a proportionate undivided interest therein based on the then Percentage Interests of the Members). If conveyed to the Company, the Restricted Interest shall become a part of the Properties for all purposes of this Agreement immediately upon the notice of such other Member’s election to participate therein. Such other Member shall promptly pay to the acquiring Member its proportionate share based on the then Percentage Interests of the latter’s actual out-of-pocket cost to acquire such Restricted Interest; provided that, during the Earn In Period, all such out-of-pocket acquisition costs shall be funded by Royal’s Earn In Contributions. Until the option under this Section 13.2 is exercised (or deemed exercised), the Member or its Affiliate holding a Restricted Interest shall be deemed to hold such Restricted Interest in constructive trust for the benefit of the Company. Any Member holding a Restricted Interest agrees (for itself and its Affiliate) that the Company and the other Members shall be entitled to specific performance of this Section 13.2.

4

13.3 Option Not Exercised. If the option under Section 13.2 is not exercised within the relevant ninety (90) day period, neither the other Member nor the Company shall have any interest in the Restricted Interest, and the Restricted Interest shall not be a part of the Properties or otherwise be subject to this Agreement.

3.

Amendment on Use of Confidential Information Outside Area of Interest. Section 17.1 of the Existing Agreement is hereby amended by adding the following clause after the word “withheld” appearing therein:

; provided that without prior notice, liability or obligation to, or consent of, the other Member or the Company, each Member shall be free to use, (but shall not reveal, provide or transfer to any third party other than such Member’s Representatives who shall be required to maintain the confidentiality of such information) any Confidential Information it obtains or has obtained under this Agreement (including while acting in the role of Manager), and has shared with the other Member (for clarity, interpretations of factual Confidential Information prepared by or on behalf of a Member, and not for the Company, need not be shared by such Member with the other Member), whether pertaining to areas within or outside the Area of Interest, solely in connection with such Member’s review, pursuit and acquisition of any patented mining claim, unpatented mining claim, mill site, fee interest, leasehold interest (whether granted by an Authority or otherwise), license, or other mineral right or other similar interest in real property (including any royalty interest) located outside the Area of Interest (as in effect at the relevant time), including, without limitation, all analyses, interpretations, compilations, studies and evaluations of such information, data, knowledge and know-how generated or prepared by or on behalf of either Member, the Manager, or the Company.

4.	Amendment to Exhibit C. Exhibit C to the Existing Agreement is hereby replaced in its entirety by Exhibit C to this Amendment.

5.	Value of Royalty Equivalent to Additional Capital Contribution by Royal.

a.	As of the Amendment Effective Date, the Members agree that the value of the New Royalty is $13,890, and that the grant of the New Royalty shall constitute a distribution to Royal in the same amount.

b.	The first sentence of Section 5.1(b)(ii)(3) of the Existing Agreement is hereby replaced in its entirety by the following:

If Royal funds the entire Phase II Earn In Contribution, then Royal may make further contributions in an amount up to an additional $10,013,890 (the “Phase III Earn In Contributions”) for an additional Percentage Interest of up to fifteen percent (15%) (and a total Percentage Interest of up to forty percent (40%)).

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6.

New Royalty Conveyance. Contemporaneously with the execution and delivery of this Amendment, the Company shall execute and deliver to Royal (or its Affiliate designated by written notice to CORE) the New Royalty Deed; provided that the New Royalty Deed shall only extend to Properties made subject to the Agreement from and after October 31, 2018, if Royal has earned at least a 40% Membership Interest as of October 31, 2018.

7.

Governing Law. Except for matters of title to the Properties, which shall be governed by the Law of their situs, this Amendment shall be governed by and interpreted in accordance with the laws of the State of Delaware, except for its rules pertaining to conflicts of laws.

8.

Further Assurances. Each Member and the Manager agrees to take from time to time such actions and execute such additional instruments as may be reasonably necessary or convenient to implement and carry out the intent and purposes of this Amendment.

9.	No Other Modifications to Existing Agreement. Except to the extent modified by this Amendment, the Existing Agreement remains in full force and effect according to its terms.

10.

Counterpart Signatures. This Amendment may be executed in one or more counterparts each of which when executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment in .pdf or other electronic form shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signatures on next page]

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IN WITNESS WHEREOF, Royal and CORE have executed this Amendment, as Members, as of the Amendment Effective Date.

CORE ALASKA, LLC

By: /s/John B. Juneau

       _____________________________

Name: John B. Juneau

Title: President and Chief Executive Officer

ROYAL ALASKA, LLC

By: /s/Mark Isto

       _____________________________

Name: Mark Isto

Title: Vice President

EXHIBIT A

Part 1

Properties

Existing Properties

ClaimName	Acreage	Meridian	Township	Range	Section	ADL_Num
Eagle 1	160	Copper River	17N	11E	4	715417
Eagle 2	160	Copper River	17N	11E	4	715418
Eagle 3	160	Copper River	17N	11E	3	715419
Eagle 4	160	Copper River	17N	11E	3	715420
Eagle 5	160	Copper River	17N	11E	2	715421
Eagle 6	160	Copper River	17N	11E	2	715422
Eagle 7	160	Copper River	17N	11E	1	715423
Eagle 8	160	Copper River	17N	11E	4	715424
Eagle 9	160	Copper River	17N	11E	4	715425
Eagle 10	160	Copper River	17N	11E	3	715426
Eagle 11	160	Copper River	17N	11E	3	715427
Eagle 12	160	Copper River	17N	11E	2	715428
Eagle 13	160	Copper River	17N	11E	2	715429
Eagle 14	160	Copper River	17N	11E	1	715430
Eagle 15	160	Copper River	17N	11E	1	715431
Eagle 16	160	Copper River	17N	11E	9	715432
Eagle 17	160	Copper River	17N	11E	9	715433
Eagle 18	160	Copper River	17N	11E	10	715434
Eagle 19	160	Copper River	17N	11E	10	715435
Eagle 20	160	Copper River	17N	11E	11	715436
Eagle 21	160	Copper River	17N	11E	11	715437
Eagle 22	160	Copper River	17N	11E	12	715438
Eagle 23	160	Copper River	17N	11E	12	715439
Eagle 24	160	Copper River	17N	12E	7	715440
Eagle 25	160	Copper River	17N	12E	7	715441
Eagle 26	160	Copper River	17N	11E	9	715442
Eagle 27	160	Copper River	17N	11E	9	715443
Eagle 28	160	Copper River	17N	11E	10	715444
Eagle 29	160	Copper River	17N	11E	10	715445
Eagle 30	160	Copper River	17N	11E	11	715446
Eagle 31	160	Copper River	17N	11E	11	715447
Eagle 32	160	Copper River	17N	11E	12	715448
Eagle 33	160	Copper River	17N	11E	12	715449
Eagle 34	160	Copper River	17N	12E	7	715450
Eagle 35	160	Copper River	17N	12E	7	715451
Eagle 36	160	Copper River	17N	12E	8	715452
Eagle 37	160	Copper River	17N	12E	8	715453
Eagle 38	160	Copper River	17N	11E	16	715454
Eagle 39	160	Copper River	17N	11E	16	715455
Eagle 40	160	Copper River	17N	11E	15	715456

Eagle 41	160	Copper River	17N	11E	15	715457
Eagle 42	160	Copper River	17N	11E	14	715458
Eagle 43	160	Copper River	17N	11E	14	715459
Eagle 44	160	Copper River	17N	11E	13	715460
Eagle 45	160	Copper River	17N	11E	13	715461
Eagle 46	160	Copper River	17N	12E	18	715462
Eagle 47	160	Copper River	17N	12E	18	715463
Eagle 48	160	Copper River	17N	12E	17	715464
Eagle 49	160	Copper River	17N	12E	17	715465
Eagle 50	160	Copper River	17N	12E	16	715466
Eagle 51	160	Copper River	17N	11E	16	715467
Eagle 52	160	Copper River	17N	11E	16	715468
Eagle 53	160	Copper River	17N	11E	15	715469
Eagle 54	160	Copper River	17N	11E	15	715470
Eagle 55	160	Copper River	17N	11E	14	715471
Eagle 56	160	Copper River	17N	11E	14	715472
Eagle 57	160	Copper River	17N	11E	13	715473
Eagle 58	160	Copper River	17N	11E	13	715474
Eagle 59	160	Copper River	17N	12E	18	715475
Eagle 60	160	Copper River	17N	12E	18	715476
Eagle 61	160	Copper River	17N	12E	17	715477
Eagle 62	160	Copper River	17N	12E	17	715478
Eagle 63	160	Copper River	17N	12E	16	715479
Eagle 64	160	Copper River	17N	12E	16	715480
Eagle 65	160	Copper River	17N	11E	23	715481
Eagle 66	160	Copper River	17N	11E	23	715482
Eagle 67	160	Copper River	17N	11E	24	715483
Eagle 68	160	Copper River	17N	11E	24	715484
Eagle 69	160	Copper River	17N	12E	19	715485
Eagle 70	160	Copper River	17N	12E	19	715486
Eagle 71	160	Copper River	17N	12E	20	715487
Eagle 72	160	Copper River	17N	12E	20	715488
Eagle 73	160	Copper River	17N	12E	21	715489
Eagle 74	160	Copper River	17N	12E	21	715490
Eagle 75	160	Copper River	17N	12E	22	715491
Eagle 76	160	Copper River	17N	11E	23	715492
Eagle 77	160	Copper River	17N	11E	23	715493
Eagle 78	160	Copper River	17N	11E	24	715494
Eagle 79	160	Copper River	17N	11E	24	715495
Eagle 80	160	Copper River	17N	12E	19	715496
Eagle 81	160	Copper River	17N	12E	19	715497
Eagle 82	160	Copper River	17N	12E	20	715498
Eagle 83	160	Copper River	17N	12E	20	715499
Eagle 84	160	Copper River	17N	12E	21	715500
Eagle 85	160	Copper River	17N	12E	21	715501
Eagle 86	160	Copper River	17N	12E	22	715502
Eagle 87	160	Copper River	17N	12E	22	715503
Eagle 88	160	Copper River	17N	11E	25	715504

Eagle 89	160	Copper River	17N	11E	25	715505
Eagle 90	160	Copper River	17N	12E	30	715506
Eagle 91	160	Copper River	17N	12E	30	715507
Eagle 92	160	Copper River	17N	12E	29	715508
Eagle 93	160	Copper River	17N	12E	29	715509
Eagle 94	160	Copper River	17N	12E	28	715510
Eagle 95	160	Copper River	17N	12E	28	715511
Eagle 96	160	Copper River	17N	12E	27	715512
Eagle 97	160	Copper River	17N	12E	27	715513
Eagle 99	160	Copper River	17N	11E	25	715515
Eagle 100	160	Copper River	17N	11E	25	715516
Eagle 101	160	Copper River	17N	12E	30	715517
Eagle 102	160	Copper River	17N	12E	30	715518
Eagle 103	160	Copper River	17N	12E	29	715519
Eagle 104	160	Copper River	17N	12E	29	715520
Eagle 105	160	Copper River	17N	12E	28	715521
Eagle 106	160	Copper River	17N	12E	28	715522
Eagle 107	160	Copper River	17N	12E	27	715523
Eagle 108	160	Copper River	17N	12E	27	715524
Eagle 110	160	Copper River	17N	11E	36	715526
Eagle 111	160	Copper River	17N	11E	36	715527
Eagle 112	160	Copper River	17N	12E	31	715528
Eagle 113	160	Copper River	17N	12E	31	715529
Eagle 114	160	Copper River	17N	12E	32	715530
Eagle 115	160	Copper River	17N	12E	32	715531
Eagle 116	160	Copper River	17N	12E	33	715532
Eagle 117	160	Copper River	17N	12E	33	715533
Eagle 118	160	Copper River	17N	12E	34	715534
Eagle 119	160	Copper River	17N	12E	34	715535
Eagle 121	160	Copper River	17N	11E	36	715537
Eagle 122	160	Copper River	17N	11E	36	715538
Eagle 123	160	Copper River	17N	12E	31	715539
Eagle 124	160	Copper River	17N	12E	31	715540
Eagle 125	160	Copper River	17N	12E	32	715541
Eagle 126	160	Copper River	17N	12E	32	715542
Eagle 127	160	Copper River	17N	12E	33	715543
Eagle 128	160	Copper River	17N	12E	33	715544
Eagle 129	160	Copper River	17N	12E	34	715545
Eagle 130	160	Copper River	17N	12E	34	715546
Eagle 131	160	Copper River	17N	12E	35	715547
Eagle 132	160	Copper River	16N	12E	5	715548
Eagle 133	160	Copper River	16N	12E	5	715549
Eagle 134	160	Copper River	16N	12E	4	715550
Eagle 135	160	Copper River	16N	12E	4	715551
Eagle 136	160	Copper River	16N	12E	3	715552
Eagle 137	160	Copper River	16N	12E	3	715553
Eagle 138	160	Copper River	16N	12E	2	715554
Eagle 139	160	Copper River	16N	12E	2	715555

Eagle 140	160	Copper River	16N	12E	1	715556
Eagle 141	160	Copper River	16N	12E	1	715557
Eagle 142	160	Copper River	16N	12E	5	715558
Eagle 143	160	Copper River	16N	12E	5	715559
Eagle 144	160	Copper River	16N	12E	4	715560
Eagle 145	160	Copper River	16N	12E	4	715561
Eagle 146	160	Copper River	16N	12E	3	715562
Eagle 147	160	Copper River	16N	12E	3	715563
Eagle 148	160	Copper River	16N	12E	2	715564
Eagle 149	160	Copper River	16N	12E	2	715565
Eagle 150	160	Copper River	16N	12E	1	715566
Eagle 151	160	Copper River	16N	12E	1	715567
Eagle 152	160	Copper River	16N	13E	6	715568
Eagle 153	160	Copper River	16N	13E	6	715569
Eagle 154	160	Copper River	16N	12E	9	715570
Eagle 155	160	Copper River	16N	12E	9	715571
Eagle 156	160	Copper River	16N	12E	10	715572
Eagle 157	160	Copper River	16N	12E	10	715573
Eagle 158	160	Copper River	16N	12E	11	715574
Eagle 159	160	Copper River	16N	12E	11	715575
Eagle 160	160	Copper River	16N	12E	12	715576
Eagle 161	160	Copper River	16N	12E	12	715577
Eagle 162	160	Copper River	16N	13E	7	715578
Eagle 163	160	Copper River	16N	13E	7	715579
Eagle 164	160	Copper River	16N	13E	8	715580
Eagle 165	160	Copper River	16N	12E	9	715581
Eagle 166	160	Copper River	16N	12E	9	715582
Eagle 167	160	Copper River	16N	12E	10	715583
Eagle 168	160	Copper River	16N	12E	10	715584
Eagle 169	160	Copper River	16N	12E	11	715585
Eagle 170	160	Copper River	16N	12E	11	715586
Eagle 171	160	Copper River	16N	12E	12	715587
Eagle 172	160	Copper River	16N	12E	12	715588
Eagle 173	160	Copper River	16N	13E	7	715589
Eagle 174	160	Copper River	16N	13E	7	715590
Eagle 175	160	Copper River	16N	13E	8	715591
Eagle 176	160	Copper River	16N	12E	16	715592
Eagle 177	160	Copper River	16N	12E	16	715593
Eagle 178	160	Copper River	16N	12E	15	715594
Eagle 179	160	Copper River	16N	12E	15	715595
Eagle 180	160	Copper River	16N	12E	14	715596
Eagle 181	160	Copper River	16N	12E	14	715597
Eagle 182	160	Copper River	16N	12E	13	715598
Eagle 183	160	Copper River	16N	12E	16	715599
Eagle 184	160	Copper River	16N	12E	16	715600
Eagle 185	160	Copper River	16N	12E	15	715601
Eagle 186	160	Copper River	16N	12E	15	715602
Eagle 187	160	Copper River	16N	12E	14	715603

Eagle 188	160	Copper River	16N	12E	21	715604
Eagle 189	160	Copper River	16N	12E	21	715605
Eagle 190	160	Copper River	16N	12E	22	715606
Eagle 191	160	Copper River	16N	12E	22	715607
Eagle 192	160	Copper River	16N	12E	21	715608
Eagle 193	160	Copper River	16N	12E	21	715609
Eagle 194	160	Copper River	16N	12E	22	715610
Eagle 195	160	Copper River	16N	12E	28	715611
Eagle 196	160	Copper River	16N	12E	28	715612
Eagle 197	160	Copper River	16N	12E	28	715613
Eagle 198	40	Copper River	16N	13E	6	715614
Eagle 199	40	Copper River	16N	13E	6	715615
Eagle 200	32.7	Copper River	16N	13E	6	715616
Eagle 201	1.7	Copper River	16N	13E	6	715617
Eagle 202	40	Copper River	16N	13E	6	715618
Eagle 203	40	Copper River	16N	13E	6	715619
Eagle 204	40	Copper River	16N	13E	6	715620
Eagle 205	40	Copper River	16N	13E	6	715621
Eagle 206	16.1	Copper River	16N	13E	5	715622
Eagle 207	40	Copper River	16N	13E	5	715623
Eagle 208	34.2	Copper River	16N	13E	5	715624
Eagle 209	2.7	Copper River	16N	13E	5	715625
Eagle 210	40	Copper River	16N	13E	5	715626
Eagle 211	40	Copper River	16N	13E	5	715627
Eagle 212	40	Copper River	16N	13E	5	715628
Eagle 213	19.4	Copper River	16N	13E	5	715629
Eagle 214	40	Copper River	16N	13E	8	715630
Eagle 215	40	Copper River	16N	13E	8	715631
Eagle 216	40	Copper River	16N	13E	8	715632
Eagle 217	40	Copper River	16N	13E	8	715633
TOK 123	4.1	Copper River	16N	13E	9	715634
TOK 124	5.9	Copper River	16N	13E	10	715635
TOK 125	2.4	Copper River	16N	13E	21	715636
TOK 126	6.6	Copper River	16N	13E	28	715637
TOK 127	0.9	Copper River	16N	13E	30	715638
TOK 128	4.6	Copper River	16N	13E	30	715639
TOK 129	1.9	Copper River	16N	13E	30	715640
TOK 130	1.9	Copper River	16N	12E	25	715641
TOK 131	1.1	Copper River	16N	12E	36	715642
Bush 1	160	Copper River	20N	13E	26	717252
Bush 2	160	Copper River	20N	13E	26	717253
Bush 3	160	Copper River	20N	13E	25	717254
Bush 4	160	Copper River	20N	13E	25	717255
Bush 5	160	Copper River	20N	13E	26	717256
Bush 6	160	Copper River	20N	13E	26	717257
Bush 7	160	Copper River	20N	13E	25	717258
Bush 8	160	Copper River	20N	13E	25	717259
Bush 9	160	Copper River	20N	13E	35	717260

Bush 10	160	Copper River	20N	13E	35	717261
Bush 11	160	Copper River	20N	13E	36	717262
Bush 12	160	Copper River	20N	13E	36	717263
Bush 13	160	Copper River	20N	13E	35	717264
Bush 14	160	Copper River	20N	13E	35	717265
Bush 15	160	Copper River	20N	13E	36	717266
Bush 16	160	Copper River	20N	13E	36	717267
Bush 17	160	Copper River	19N	13E	2	717268
Bush 18	160	Copper River	19N	13E	2	717269
Bush 19	160	Copper River	19N	13E	1	717270
Bush 20	160	Copper River	19N	13E	1	717271
Bush 21	160	Copper River	19N	14E	6	717272
Bush 22	160	Copper River	19N	14E	6	717273
Bush 23	160	Copper River	19N	14E	5	717274
Bush 24	160	Copper River	19N	14E	5	717275
Bush 25	160	Copper River	19N	13E	2	717276
Bush 26	160	Copper River	19N	13E	2	717277
Bush 27	160	Copper River	19N	13E	1	717278
Bush 28	160	Copper River	19N	13E	1	717279
Bush 29	160	Copper River	19N	14E	6	717280
Bush 30	160	Copper River	19N	14E	6	717281
Bush 31	160	Copper River	19N	14E	5	717282
Bush 32	160	Copper River	19N	14E	5	717283
Bush 33	160	Copper River	19N	13E	11	717284
Bush 34	160	Copper River	19N	13E	11	717285
Bush 35	160	Copper River	19N	13E	12	717286
Bush 36	160	Copper River	19N	13E	12	717287
Bush 37	160	Copper River	19N	14E	7	717288
Bush 38	160	Copper River	19N	14E	7	717289
Bush 39	160	Copper River	19N	14E	8	717290
Bush 40	160	Copper River	19N	14E	8	717291
Bush 41	160	Copper River	19N	13E	11	717292
Bush 42	160	Copper River	19N	13E	11	717293
Bush 43	160	Copper River	19N	13E	12	717294
Bush 44	160	Copper River	19N	13E	12	717295
Bush 45	160	Copper River	19N	14E	7	717296
Bush 46	160	Copper River	19N	14E	7	717297
Bush 47	160	Copper River	19N	14E	8	717298
Bush 48	160	Copper River	19N	14E	8	717299
AD 1	160	Copper River	21N	14E	19	717300
AD 2	160	Copper River	21N	14E	19	717301
AD 3	160	Copper River	21N	14E	20	717302
AD 4	160	Copper River	21N	14E	20	717303
AD 5	160	Copper River	21N	14E	21	717304
AD 6	160	Copper River	21N	14E	21	717305
AD 7	160	Copper River	21N	14E	22	717306
AD 8	160	Copper River	21N	14E	22	717307
AD 9	160	Copper River	21N	14E	19	717308

AD 10	160	Copper River	21N	14E	19	717309
AD 11	160	Copper River	21N	14E	20	717310
AD 12	160	Copper River	21N	14E	20	717311
AD 13	160	Copper River	21N	14E	21	717312
AD 14	160	Copper River	21N	14E	21	717313
AD 15	160	Copper River	21N	14E	22	717314
AD 16	160	Copper River	21N	14E	22	717315
AD 17	160	Copper River	21N	14E	30	717316
AD 18	160	Copper River	21N	14E	30	717317
AD 19	160	Copper River	21N	14E	29	717318
AD 20	160	Copper River	21N	14E	29	717319
AD 21	160	Copper River	21N	14E	28	717320
AD 22	160	Copper River	21N	14E	28	717321
AD 23	160	Copper River	21N	14E	27	717322
AD 24	160	Copper River	21N	14E	27	717323
AD 25	160	Copper River	21N	14E	30	717324
AD 26	160	Copper River	21N	14E	30	717325
AD 27	160	Copper River	21N	14E	29	717326
AD 28	160	Copper River	21N	14E	29	717327
AD 29	160	Copper River	21N	14E	28	717328
AD 30	160	Copper River	21N	14E	28	717329
AD 31	160	Copper River	21N	14E	27	717330
AD 32	160	Copper River	21N	14E	27	717331
AD 33	160	Copper River	21N	14E	31	717332
AD 34	160	Copper River	21N	14E	31	717333
AD 35	160	Copper River	21N	14E	32	717334
AD 36	160	Copper River	21N	14E	32	717335
AD 37	160	Copper River	21N	14E	33	717336
AD 38	160	Copper River	21N	14E	33	717337
AD 39	160	Copper River	21N	14E	34	717338
AD 40	160	Copper River	21N	14E	34	717339
AD 41	160	Copper River	21N	14E	31	717340
AD 42	160	Copper River	21N	14E	31	717341
AD 43	160	Copper River	21N	14E	32	717342
AD 44	160	Copper River	21N	14E	32	717343
AD 45	160	Copper River	21N	14E	33	717344
AD 46	160	Copper River	21N	14E	33	717345
AD 47	160	Copper River	21N	14E	34	717346
AD 48	160	Copper River	21N	14E	34	717347
Eagle 218	160	Copper River	18N	9E	12	717348
Eagle 219	160	Copper River	18N	9E	12	717349
Eagle 220	160	Copper River	18N	10E	7	717350
Eagle 221	160	Copper River	18N	9E	12	717351
Eagle 222	160	Copper River	18N	9E	12	717352
Eagle 223	160	Copper River	18N	10E	7	717353
Eagle 224	160	Copper River	18N	10E	7	717354
Eagle 225	160	Copper River	18N	10E	8	717355
Eagle 226	160	Copper River	18N	10E	8	717356

Eagle 227	160	Copper River	18N	10E	9	717357
Eagle 228	160	Copper River	18N	10E	9	717358
Eagle 229	160	Copper River	18N	9E	13	717359
Eagle 230	160	Copper River	18N	9E	13	717360
Eagle 231	160	Copper River	18N	10E	18	717361
Eagle 232	160	Copper River	18N	10E	18	717362
Eagle 233	160	Copper River	18N	10E	17	717363
Eagle 234	160	Copper River	18N	10E	17	717364
Eagle 235	160	Copper River	18N	10E	16	717365
Eagle 236	160	Copper River	18N	10E	16	717366
Eagle 237	160	Copper River	18N	10E	15	717367
Eagle 238	160	Copper River	18N	10E	15	717368
Eagle 239	160	Copper River	18N	10E	14	717369
Eagle 240	160	Copper River	18N	10E	14	717370
Eagle 241	160	Copper River	18N	10E	13	717371
Eagle 242	160	Copper River	18N	10E	13	717372
Eagle 243	160	Copper River	18N	9E	13	717373
Eagle 244	160	Copper River	18N	9E	13	717374
Eagle 245	160	Copper River	18N	10E	18	717375
Eagle 246	160	Copper River	18N	10E	18	717376
Eagle 247	160	Copper River	18N	10E	17	717377
Eagle 248	160	Copper River	18N	10E	17	717378
Eagle 249	160	Copper River	18N	10E	16	717379
Eagle 250	160	Copper River	18N	10E	16	717380
Eagle 251	160	Copper River	18N	10E	15	717381
Eagle 252	160	Copper River	18N	10E	15	717382
Eagle 253	160	Copper River	18N	10E	14	717383
Eagle 254	160	Copper River	18N	10E	14	717384
Eagle 255	160	Copper River	18N	10E	13	717385
Eagle 256	160	Copper River	18N	10E	13	717386
Eagle 257	160	Copper River	18N	10E	19	717387
Eagle 258	160	Copper River	18N	10E	19	717388
Eagle 259	160	Copper River	18N	10E	20	717389
Eagle 260	160	Copper River	18N	10E	20	717390
Eagle 261	160	Copper River	18N	10E	21	717391
Eagle 262	160	Copper River	18N	10E	21	717392
Eagle 263	160	Copper River	18N	10E	22	717393
Eagle 264	160	Copper River	18N	10E	22	717394
Eagle 265	160	Copper River	18N	10E	23	717395
Eagle 266	160	Copper River	18N	10E	23	717396
Eagle 267	160	Copper River	18N	10E	24	717397
Eagle 268	160	Copper River	18N	10E	24	717398
Eagle 269	160	Copper River	18N	10E	19	717399
Eagle 270	160	Copper River	18N	10E	19	717400
Eagle 271	160	Copper River	18N	10E	20	717401
Eagle 272	160	Copper River	18N	10E	20	717402
Eagle 273	160	Copper River	18N	10E	21	717403
Eagle 274	160	Copper River	18N	10E	21	717404

Eagle 275	160	Copper River	18N	10E	22	717405
Eagle 276	160	Copper River	18N	10E	22	717406
Eagle 277	160	Copper River	18N	10E	23	717407
Eagle 278	160	Copper River	18N	10E	23	717408
Eagle 279	160	Copper River	18N	10E	24	717409
Eagle 280	160	Copper River	18N	10E	24	717410
Eagle 281	160	Copper River	18N	10E	30	717411
Eagle 282	160	Copper River	18N	10E	30	717412
Eagle 283	160	Copper River	18N	10E	29	717413
Eagle 284	160	Copper River	18N	10E	29	717414
Eagle 285	160	Copper River	18N	10E	28	717415
Eagle 286	160	Copper River	18N	10E	28	717416
Eagle 287	160	Copper River	18N	10E	27	717417
Eagle 288	160	Copper River	18N	10E	27	717418
Eagle 289	160	Copper River	18N	10E	26	717419
Eagle 290	160	Copper River	18N	10E	26	717420
Eagle 291	160	Copper River	18N	10E	25	717421
Eagle 292	160	Copper River	18N	10E	25	717422
Eagle 293	160	Copper River	18N	10E	30	717423
Eagle 294	160	Copper River	18N	10E	30	717424
Eagle 295	160	Copper River	18N	10E	29	717425
Eagle 296	160	Copper River	18N	10E	29	717426
Eagle 297	160	Copper River	18N	10E	28	717427
Eagle 298	160	Copper River	18N	10E	28	717428
Eagle 299	160	Copper River	18N	10E	27	717429
Eagle 300	160	Copper River	18N	10E	27	717430
Eagle 301	160	Copper River	18N	10E	26	717431
Eagle 302	160	Copper River	18N	10E	26	717432
Eagle 303	160	Copper River	18N	10E	25	717433
Eagle 304	160	Copper River	18N	10E	25	717434
Eagle 305	160	Copper River	18N	10E	32	717435
Eagle 306	160	Copper River	18N	10E	32	717436
Eagle 307	160	Copper River	18N	10E	33	717437
Eagle 308	160	Copper River	18N	10E	33	717438
Eagle 309	160	Copper River	18N	10E	34	717439
Eagle 310	160	Copper River	18N	10E	34	717440
Eagle 311	160	Copper River	18N	10E	35	717441
Eagle 312	160	Copper River	18N	10E	35	717442
Eagle 313	160	Copper River	18N	10E	36	717443
Eagle 314	160	Copper River	18N	10E	36	717444
Eagle 315	160	Copper River	18N	10E	32	717445
Eagle 316	160	Copper River	18N	10E	32	717446
Eagle 317	160	Copper River	18N	10E	33	717447
Eagle 318	160	Copper River	18N	10E	33	717448
Eagle 319	160	Copper River	18N	10E	34	717449
Eagle 320	160	Copper River	18N	10E	34	717450
Eagle 321	160	Copper River	18N	10E	35	717451
Eagle 322	160	Copper River	18N	10E	35	717452

Eagle 323	160	Copper River	18N	10E	36	717453
Eagle 324	160	Copper River	18N	10E	36	717454
Eagle 325	160	Copper River	17N	10E	4	717455
Eagle 326	160	Copper River	17N	10E	4	717456
Eagle 327	160	Copper River	17N	10E	3	717457
Eagle 328	160	Copper River	17N	10E	3	717458
Eagle 329	160	Copper River	17N	10E	2	717459
Eagle 330	160	Copper River	17N	10E	2	717460
Eagle 331	160	Copper River	17N	10E	1	717461
Eagle 332	160	Copper River	17N	10E	1	717462
Eagle 333	160	Copper River	17N	11E	6	717463
Eagle 334	160	Copper River	17N	11E	6	717464
Eagle 335	160	Copper River	17N	11E	5	717465
Eagle 336	160	Copper River	17N	11E	5	717466
Eagle 337	160	Copper River	17N	10E	4	717467
Eagle 338	160	Copper River	17N	10E	4	717468
Eagle 339	160	Copper River	17N	10E	3	717469
Eagle 340	160	Copper River	17N	10E	3	717470
Eagle 341	160	Copper River	17N	10E	2	717471
Eagle 342	160	Copper River	17N	10E	2	717472
Eagle 343	160	Copper River	17N	10E	1	717473
Eagle 344	160	Copper River	17N	10E	1	717474
Eagle 345	160	Copper River	17N	11E	6	717475
Eagle 346	160	Copper River	17N	11E	6	717476
Eagle 347	160	Copper River	17N	11E	5	717477
Eagle 348	160	Copper River	17N	11E	5	717478
Eagle 349	160	Copper River	17N	10E	12	717479
Eagle 350	160	Copper River	17N	10E	12	717480
Eagle 351	160	Copper River	17N	11E	7	717481
Eagle 352	160	Copper River	17N	11E	7	717482
Eagle 353	160	Copper River	17N	11E	8	717483
Eagle 354	160	Copper River	17N	11E	8	717484
Eagle 355	160	Copper River	17N	10E	12	717485
Eagle 356	160	Copper River	17N	10E	12	717486
Eagle 357	160	Copper River	17N	11E	7	717487
Eagle 358	160	Copper River	17N	11E	7	717488
Eagle 359	160	Copper River	17N	11E	8	717489
Eagle 360	160	Copper River	17N	11E	8	717490
Eagle 361	160	Copper River	17N	10E	13	717491
Eagle 362	160	Copper River	17N	10E	13	717492
Eagle 363	160	Copper River	17N	11E	18	717493
Eagle 364	160	Copper River	17N	11E	18	717494
Eagle 365	160	Copper River	17N	11E	17	717495
Eagle 366	160	Copper River	17N	11E	17	717496
Eagle 367	160	Copper River	17N	10E	13	717497
Eagle 368	160	Copper River	17N	10E	13	717498
Eagle 369	160	Copper River	17N	11E	18	717499
Eagle 370	160	Copper River	17N	11E	18	717500

Eagle 371	160	Copper River	17N	11E	17	717501
Eagle 372	160	Copper River	17N	11E	17	717502
TOK 1	40	Copper River	16N	13E	9	614253
TOK 2	40	Copper River	16N	13E	9	614254
TOK 3	40	Copper River	16N	13E	9	614255
TOK 4	26	Copper River	16N	13E	9	614256
TOK 5	160	Copper River	16N	13E	8	614257
TOK 6	160	Copper River	16N	13E	9	614258
TOK 7	40	Copper River	16N	13E	9	614259
TOK 8	40	Copper River	16N	13E	9	614260
TOK 9	40	Copper River	16N	13E	9	614261
TOK 10	40	Copper River	16N	13E	9	614262
TOK 11	40	Copper River	16N	13E	10	614263
TOK 12	9	Copper River	16N	13E	10	614264
TOK 13	160	Copper River	16N	12E	13	614265
TOK 14	160	Copper River	16N	13E	18	614266
TOK 15	160	Copper River	16N	13E	18	614267
TOK 16	160	Copper River	16N	13E	17	614268
TOK 17	160	Copper River	16N	13E	17	614269
TOK 18	160	Copper River	16N	13E	16	614270
TOK 19	40	Copper River	16N	13E	16	614271
TOK 20	40	Copper River	16N	13E	16	614272
TOK 21	40	Copper River	16N	13E	15	614273
TOK 22	40	Copper River	16N	13E	16	614274
TOK 23	32	Copper River	16N	13E	16	614275
TOK 24	15	Copper River	16N	13E	15	614276
TOK 25	160	Copper River	16N	12E	14	614277
TOK 26	160	Copper River	16N	12E	13	614278
TOK 27	160	Copper River	16N	12E	13	614279
TOK 28	160	Copper River	16N	13E	18	614280
TOK 29	160	Copper River	16N	13E	18	614281
TOK 30	160	Copper River	16N	13E	17	614282
TOK 31	160	Copper River	16N	13E	17	614283
TOK 32	160	Copper River	16N	13E	16	614284
TOK 33	34	Copper River	16N	13E	16	614285
TOK 34	17	Copper River	16N	13E	16	614286
TOK 35	160	Copper River	16N	12E	23	614287
TOK 36	160	Copper River	16N	12E	23	614288
TOK 37	160	Copper River	16N	12E	24	614289
TOK 38	160	Copper River	16N	12E	24	614290
TOK 39	160	Copper River	16N	13E	19	614291
TOK 40	160	Copper River	16N	13E	19	614292
TOK 41	160	Copper River	16N	13E	20	614293
TOK 42	160	Copper River	16N	13E	20	614294
TOK 43	40	Copper River	16N	13E	21	614295
TOK 44	40	Copper River	16N	13E	21	614296
TOK 45	40	Copper River	16N	13E	21	614297
TOK 46	40	Copper River	16N	13E	21	614298

TOK 47	160	Copper River	16N	12E	22	614299
TOK 48	160	Copper River	16N	12E	23	614300
TOK 49	160	Copper River	16N	12E	23	614301
TOK 50	160	Copper River	16N	12E	24	614302
TOK 51	160	Copper River	16N	12E	24	614303
TOK 52	160	Copper River	16N	13E	19	614304
TOK 53	160	Copper River	16N	13E	19	614305
TOK 54	160	Copper River	16N	13E	20	614306
TOK 55	160	Copper River	16N	13E	20	614307
TOK 56	40	Copper River	16N	13E	21	614308
TOK 57	34	Copper River	16N	13E	21	614309
TOK 58	40	Copper River	16N	13E	21	614310
TOK 59	40	Copper River	16N	13E	21	614311
TOK 60	6	Copper River	16N	13E	21	614312
TOK 61	160	Copper River	16N	12E	27	614313
TOK 62	160	Copper River	16N	12E	27	614314
TOK 63	160	Copper River	16N	12E	26	614315
TOK 64	160	Copper River	16N	12E	26	614316
TOK 65	160	Copper River	16N	12E	25	614317
TOK 66	40	Copper River	16N	12E	25	614318
TOK 67	40	Copper River	16N	12E	25	614319
TOK 68	40	Copper River	16N	12E	25	614320
TOK 69	40	Copper River	16N	12E	25	614321
TOK 70	40	Copper River	16N	13E	30	614322
TOK 71	40	Copper River	16N	13E	30	614323
TOK 72	19	Copper River	16N	13E	30	614324
TOK 73	40	Copper River	16N	13E	30	614325
TOK 74	160	Copper River	16N	13E	30	614326
TOK 75	160	Copper River	16N	13E	29	614327
TOK 76	160	Copper River	16N	13E	29	614328
TOK 77	40	Copper River	16N	13E	28	614329
TOK 78	40	Copper River	16N	13E	28	614330
TOK 79	40	Copper River	16N	13E	28	614331
TOK 80	40	Copper River	16N	13E	28	614332
TOK 81	8	Copper River	16N	13E	28	614333
TOK 82	3	Copper River	16N	13E	28	614334
TOK 83	160	Copper River	16N	12E	28	614335
TOK 84	160	Copper River	16N	12E	27	614336
TOK 85	160	Copper River	16N	12E	27	614337
TOK 86	160	Copper River	16N	12E	26	614338
TOK 87	160	Copper River	16N	12E	26	614339
TOK 88	160	Copper River	16N	12E	25	614340
TOK 89	40	Copper River	16N	12E	25	614341
TOK 90	34	Copper River	16N	12E	25	614342
TOK 91	13	Copper River	16N	13E	29	614343
TOK 92	17	Copper River	16N	13E	29	614344
TOK 93	11	Copper River	16N	13E	29	614345
TOK 94	13	Copper River	16N	13E	29	614346

TOK 95	25	Copper River	16N	13E	28	614347
TOK 96	160	Copper River	16N	12E	33	614348
TOK 97	160	Copper River	16N	12E	33	614349
TOK 98	160	Copper River	16N	12E	34	614350
TOK 99	40	Copper River	16N	12E	34	614351
TOK 100	40	Copper River	16N	12E	34	614352
TOK 101	40	Copper River	16N	12E	34	614353
TOK 102	18	Copper River	16N	12E	34	614354
TOK 103	37	Copper River	16N	12E	35	614355
TOK 104	40	Copper River	16N	12E	35	614356
TOK 105	18	Copper River	16N	12E	35	614357
TOK 106	40	Copper River	16N	12E	35	614358
TOK 107	40	Copper River	16N	12E	35	614359
TOK 108	28	Copper River	16N	12E	35	614360
TOK 109	28	Copper River	16N	12E	35	614361
TOK 110	40	Copper River	16N	12E	36	614362
TOK 111	40	Copper River	16N	12E	36	614363
TOK 112	24	Copper River	16N	12E	36	614364
TOK 113	14	Copper River	16N	12E	36	614365
TOK 114	160	Copper River	16N	12E	32	614366
TOK 115	160	Copper River	16N	12E	32	614367
TOK 116	160	Copper River	16N	12E	33	614368
TOK 117	160	Copper River	16N	12E	33	614369
TOK 118	40	Copper River	16N	12E	34	614370
TOK 119	40	Copper River	16N	12E	34	614371
TOK 120	40	Copper River	16N	12E	34	614372
TOK 121	10	Copper River	16N	12E	34	614373
TOK 122	8	Copper River	16N	12E	34	614374
LAD 1	160	Copper River	18N	15E	3	666952
LAD 2	160	Copper River	18N	15E	2	666953
LAD 3	160	Copper River	18N	15E	10	666954
LAD 4	160	Copper River	18N	15E	11	666955
LAD 5	160	Copper River	19N	15E	35	706792
LAD 6	160	Copper River	19N	15E	35	706793
LAD 7	160	Copper River	19N	15E	36	706794
LAD 8	160	Copper River	19N	15E	36	706795
LAD 9	160	Copper River	19N	15E	35	706796
LAD 10	160	Copper River	19N	15E	35	706797
LAD 11	160	Copper River	19N	15E	36	706798
LAD 12	160	Copper River	19N	15E	36	706799
LAD 13	160	Copper River	18N	15E	5	706800
LAD 14	160	Copper River	18N	15E	5	706801
LAD 15	160	Copper River	18N	15E	4	706802
LAD 16	160	Copper River	18N	15E	4	706803
LAD 17	160	Copper River	18N	15E	3	706804
LAD 18	160	Copper River	18N	15E	3	706805
LAD 19	160	Copper River	18N	15E	2	706806
LAD 20	160	Copper River	18N	15E	2	706807

LAD 21	160	Copper River	18N	15E	1	706808
LAD 22	160	Copper River	18N	15E	1	706809
LAD 23	160	Copper River	18N	16E	6	706810
LAD 24	160	Copper River	18N	15E	5	706811
LAD 25	160	Copper River	18N	15E	5	706812
LAD 26	160	Copper River	18N	15E	4	706813
LAD 27	160	Copper River	18N	15E	4	706814
LAD 28	160	Copper River	18N	15E	3	706815
LAD 29	160	Copper River	18N	15E	2	706816
LAD 30	160	Copper River	18N	15E	1	706817
LAD 31	160	Copper River	18N	15E	1	706818
LAD 32	160	Copper River	18N	16E	6	706819
LAD 33	160	Copper River	18N	15E	8	706820
LAD 34	160	Copper River	18N	15E	8	706821
LAD 35	160	Copper River	18N	15E	9	706822
LAD 36	160	Copper River	18N	15E	9	706823
LAD 37	160	Copper River	18N	15E	10	706824
LAD 38	160	Copper River	18N	15E	11	706825
LAD 39	160	Copper River	18N	15E	8	706826
LAD 40	160	Copper River	18N	15E	9	706827
LAD 41	160	Copper River	18N	15E	9	706828
LAD 42	160	Copper River	18N	15E	10	706829
LAD 43	160	Copper River	18N	15E	10	706830
LAD 44	160	Copper River	18N	15E	11	706831
LAD 45	160	Copper River	18N	15E	11	706832

New Properties

ClaimName	Acreage	Meridian	Township	Range	Section	ADL_Num
Eagle 373	160	Copper River	17N	10E	24	720353
Eagle 374	160	Copper River	17N	10E	24	720354
Eagle 375	160	Copper River	17N	11E	19	720355
Eagle 376	160	Copper River	17N	11E	19	720356
Eagle 377	160	Copper River	17N	11E	20	720357
Eagle 378	160	Copper River	17N	11E	20	720358
Eagle 379	160	Copper River	17N	11E	21	720359
Eagle 380	160	Copper River	17N	11E	21	720360
Eagle 381	160	Copper River	17N	11E	22	720361
Eagle 382	160	Copper River	17N	11E	22	720362
Eagle 383	160	Copper River	17N	11E	19	720363
Eagle 384	160	Copper River	17N	11E	19	720364
Eagle 385	160	Copper River	17N	11E	20	720365
Eagle 386	160	Copper River	17N	11E	20	720366
Eagle 387	160	Copper River	17N	11E	21	720367
Eagle 388	160	Copper River	17N	11E	21	720368
Eagle 389	160	Copper River	17N	11E	22	720369
Eagle 390	160	Copper River	17N	11E	22	720370

Eagle 391	160	Copper River	17N	11E	30	720371
Eagle 392	160	Copper River	17N	11E	29	720372
Eagle 393	160	Copper River	17N	11E	29	720373
Eagle 394	160	Copper River	17N	11E	28	720374
Eagle 395	160	Copper River	17N	11E	28	720375
Eagle 396	160	Copper River	17N	11E	27	720376
Eagle 397	160	Copper River	17N	11E	27	720377
Eagle 398	160	Copper River	17N	11E	26	720378
Eagle 399	160	Copper River	17N	11E	26	720379
Eagle 400	160	Copper River	17N	11E	29	720380
Eagle 401	160	Copper River	17N	11E	29	720381
Eagle 402	160	Copper River	17N	11E	28	720382
Eagle 403	160	Copper River	17N	11E	28	720383
Eagle 404	160	Copper River	17N	11E	27	720384
Eagle 405	160	Copper River	17N	11E	27	720385
Eagle 406	160	Copper River	17N	11E	26	720386
Eagle 407	160	Copper River	17N	11E	26	720387
Eagle 408	160	Copper River	17N	11E	33	720388
Eagle 409	160	Copper River	17N	11E	33	720389
Eagle 410	160	Copper River	17N	11E	34	720390
Eagle 411	160	Copper River	17N	11E	34	720391
Eagle 412	160	Copper River	17N	11E	35	720392
Eagle 413	160	Copper River	17N	11E	35	720393
Eagle 414	160	Copper River	17N	11E	34	720394
Eagle 415	160	Copper River	17N	11E	34	720395
Eagle 416	160	Copper River	17N	11E	35	720396
Eagle 417	160	Copper River	17N	11E	35	720397
Eagle 418	160	Copper River	17N	10E	10	720398
Eagle 419	160	Copper River	17N	10E	10	720399
Eagle 420	160	Copper River	17N	10E	11	720400
Eagle 421	160	Copper River	17N	10E	11	720401
Eagle 422	160	Copper River	17N	10E	10	720402
Eagle 423	160	Copper River	17N	10E	10	720403
Eagle 424	160	Copper River	17N	10E	11	720404
Eagle 425	160	Copper River	17N	10E	11	720405
Eagle 426	160	Copper River	17N	10E	14	720406
Eagle 427	160	Copper River	17N	10E	14	720407
Eagle 428	160	Copper River	17N	10E	14	720408
Eagle 429	160	Copper River	18N	9E	24	720409
Eagle 430	160	Copper River	18N	9E	24	720410
Eagle 431	160	Copper River	18N	9E	24	720411
Noah 1	40	Copper River	016N	011E	21	722726
Noah 2	40	Copper River	016N	011E	21	722727
Noah 3	40	Copper River	016N	011E	22	722728
Noah 4	40	Copper River	016N	011E	22	722729
Noah 5	40	Copper River	016N	011E	22	722730
Noah 6	160	Copper River	017N	010E	19	722731
Noah 7	160	Copper River	017N	010E	19	722732

Noah 8	160	Copper River	017N	010E	20	722733
Noah 9	160	Copper River	017N	010E	20	722734
Noah 10	160	Copper River	017N	010E	21	722735
Noah 11	160	Copper River	017N	010E	21	722736
Noah 12	160	Copper River	017N	010E	22	722737
Noah 13	160	Copper River	017N	010E	22	722738
Noah 14	160	Copper River	017N	010E	23	722739
Noah 15	160	Copper River	017N	010E	23	722740
Noah 16	160	Copper River	017N	010E	19	722741
Noah 17	160	Copper River	017N	010E	19	722742
Noah 18	160	Copper River	017N	010E	20	722743
Noah 19	160	Copper River	017N	010E	20	722744
Noah 20	160	Copper River	017N	010E	21	722745
Noah 21	160	Copper River	017N	010E	21	722746
Noah 22	160	Copper River	017N	010E	22	722747
Noah 23	160	Copper River	017N	010E	22	722748
Noah 24	160	Copper River	017N	010E	23	722749
Noah 25	160	Copper River	017N	010E	23	722750
Noah 26	160	Copper River	017N	010E	24	722751
Noah 27	160	Copper River	017N	010E	24	722752
Noah 28	160	Copper River	017N	010E	30	722753
Noah 29	160	Copper River	017N	010E	30	722754
Noah 30	160	Copper River	017N	010E	29	722755
Noah 31	160	Copper River	017N	010E	29	722756
Noah 32	160	Copper River	017N	010E	28	722757
Noah 33	160	Copper River	017N	010E	28	722758
Noah 34	160	Copper River	017N	010E	27	722759
Noah 35	160	Copper River	017N	010E	27	722760
Noah 36	160	Copper River	017N	010E	26	722761
Noah 37	160	Copper River	017N	010E	26	722762
Noah 38	160	Copper River	017N	010E	25	722763
Noah 39	160	Copper River	017N	010E	25	722764
Noah 40	160	Copper River	017N	011E	30	722765
Noah 41	160	Copper River	017N	010E	30	722766
Noah 42	160	Copper River	017N	010E	30	722767
Noah 43	160	Copper River	017N	010E	29	722768
Noah 44	160	Copper River	017N	010E	29	722769
Noah 45	160	Copper River	017N	010E	28	722770
Noah 46	160	Copper River	017N	010E	28	722771
Noah 47	160	Copper River	017N	010E	27	722772
Noah 48	160	Copper River	017N	010E	27	722773
Noah 49	160	Copper River	017N	010E	26	722774
Noah 50	160	Copper River	017N	010E	26	722775
Noah 51	160	Copper River	017N	010E	25	722776
Noah 52	160	Copper River	017N	010E	25	722777
Noah 53	160	Copper River	017N	011E	30	722778
Noah 54	160	Copper River	017N	011E	30	722779
Noah 55	160	Copper River	017N	010E	31	722780

Noah 56	160	Copper River	017N	010E	31	722781
Noah 57	160	Copper River	017N	010E	32	722782
Noah 58	160	Copper River	017N	010E	32	722783
Noah 59	160	Copper River	017N	010E	33	722784
Noah 60	160	Copper River	017N	010E	33	722785
Noah 61	160	Copper River	017N	010E	34	722786
Noah 62	160	Copper River	017N	010E	34	722787
Noah 63	160	Copper River	017N	010E	35	722788
Noah 64	160	Copper River	017N	010E	35	722789
Noah 65	160	Copper River	017N	010E	36	722790
Noah 66	160	Copper River	017N	010E	36	722791
Noah 67	160	Copper River	017N	011E	31	722792
Noah 68	160	Copper River	017N	011E	31	722793
Noah 69	160	Copper River	017N	011E	32	722794
Noah 70	160	Copper River	017N	011E	32	722795
Noah 71	160	Copper River	017N	010E	31	722796
Noah 72	160	Copper River	017N	010E	31	722797
Noah 73	160	Copper River	017N	010E	32	722798
Noah 74	160	Copper River	017N	010E	32	722799
Noah 75	160	Copper River	017N	010E	33	722800
Noah 76	160	Copper River	017N	010E	33	722801
Noah 77	160	Copper River	017N	010E	34	722802
Noah 78	160	Copper River	017N	010E	34	722803
Noah 79	160	Copper River	017N	010E	35	722804
Noah 80	160	Copper River	017N	010E	35	722805
Noah 81	160	Copper River	017N	010E	36	722806
Noah 82	160	Copper River	017N	010E	36	722807
Noah 83	160	Copper River	017N	011E	31	722808
Noah 84	160	Copper River	017N	011E	31	722809
Noah 85	160	Copper River	017N	011E	32	722810
Noah 86	160	Copper River	017N	011E	32	722811
Noah 87	160	Copper River	017N	011E	33	722812
Noah 88	160	Copper River	017N	011E	33	722813
Noah 89	160	Copper River	016N	010E	2	722814
Noah 90	160	Copper River	016N	010E	2	722815
Noah 91	160	Copper River	016N	010E	1	722816
Noah 92	160	Copper River	016N	010E	1	722817
Noah 93	160	Copper River	016N	011E	6	722818
Noah 94	160	Copper River	016N	011E	6	722819
Noah 95	160	Copper River	016N	011E	5	722820
Noah 96	160	Copper River	016N	011E	5	722821
Noah 97	160	Copper River	016N	011E	4	722822
Noah 98	160	Copper River	016N	011E	4	722823
Noah 99	160	Copper River	016N	011E	3	722824
Noah 100	160	Copper River	016N	011E	3	722825
Noah 101	160	Copper River	016N	011E	2	722826
Noah 102	160	Copper River	016N	011E	2	722827
Noah 103	160	Copper River	016N	011E	1	722828

Noah 104	160	Copper River	016N	011E	1	722829
Noah 105	160	Copper River	016N	012E	6	722830
Noah 106	160	Copper River	016N	012E	6	722831
Noah 107	160	Copper River	016N	010E	2	722832
Noah 108	160	Copper River	016N	010E	2	722833
Noah 109	160	Copper River	016N	010E	1	722834
Noah 110	160	Copper River	016N	010E	1	722835
Noah 111	160	Copper River	016N	011E	6	722836
Noah 112	160	Copper River	016N	011E	6	722837
Noah 113	160	Copper River	016N	011E	5	722838
Noah 114	160	Copper River	016N	011E	5	722839
Noah 115	160	Copper River	016N	011E	4	722840
Noah 116	160	Copper River	016N	011E	4	722841
Noah 117	160	Copper River	016N	011E	3	722842
Noah 118	160	Copper River	016N	011E	3	722843
Noah 119	160	Copper River	016N	011E	2	722844
Noah 120	160	Copper River	016N	011E	2	722845
Noah 121	160	Copper River	016N	011E	1	722846
Noah 122	160	Copper River	016N	011E	1	722847
Noah 123	160	Copper River	016N	012E	6	722848
Noah 124	160	Copper River	016N	012E	6	722849
Noah 125	160	Copper River	016N	010E	11	722850
Noah 126	160	Copper River	016N	010E	11	722851
Noah 127	160	Copper River	016N	010E	12	722852
Noah 128	160	Copper River	016N	010E	12	722853
Noah 129	160	Copper River	016N	011E	7	722854
Noah 130	160	Copper River	016N	011E	7	722855
Noah 131	160	Copper River	016N	011E	8	722856
Noah 132	160	Copper River	016N	011E	8	722857
Noah 133	160	Copper River	016N	011E	9	722858
Noah 134	160	Copper River	016N	011E	9	722859
Noah 135	160	Copper River	016N	011E	10	722860
Noah 136	160	Copper River	016N	011E	10	722861
Noah 137	160	Copper River	016N	011E	11	722862
Noah 138	160	Copper River	016N	011E	11	722863
Noah 139	160	Copper River	016N	011E	12	722864
Noah 140	160	Copper River	016N	011E	12	722865
Noah 141	160	Copper River	016N	012E	7	722866
Noah 142	160	Copper River	016N	012E	7	722867
Noah 143	160	Copper River	016N	012E	8	722868
Noah 144	160	Copper River	016N	012E	8	722869
Noah 145	160	Copper River	016N	010E	11	722870
Noah 146	160	Copper River	016N	010E	11	722871
Noah 147	160	Copper River	016N	010E	12	722872
Noah 148	160	Copper River	016N	010E	12	722873
Noah 149	160	Copper River	016N	011E	7	722874
Noah 150	160	Copper River	016N	011E	7	722875
Noah 151	160	Copper River	016N	011E	8	722876

Noah 152	160	Copper River	016N	011E	8	722877
Noah 153	160	Copper River	016N	011E	9	722878
Noah 154	160	Copper River	016N	011E	9	722879
Noah 155	160	Copper River	016N	011E	10	722880
Noah 156	160	Copper River	016N	011E	10	722881
Noah 157	160	Copper River	016N	011E	11	722882
Noah 158	160	Copper River	016N	011E	11	722883
Noah 159	160	Copper River	016N	011E	12	722884
Noah 160	160	Copper River	016N	011E	12	722885
Noah 161	160	Copper River	016N	012E	7	722886
Noah 162	160	Copper River	016N	012E	7	722887
Noah 163	160	Copper River	016N	012E	8	722888
Noah 164	160	Copper River	016N	012E	8	722889
Noah 165	160	Copper River	016N	010E	13	722890
Noah 166	160	Copper River	016N	010E	13	722891
Noah 167	160	Copper River	016N	011E	18	722892
Noah 168	160	Copper River	016N	011E	18	722893
Noah 169	160	Copper River	016N	011E	17	722894
Noah 170	160	Copper River	016N	011E	17	722895
Noah 171	160	Copper River	016N	011E	16	722896
Noah 172	160	Copper River	016N	011E	16	722897
Noah 173	160	Copper River	016N	011E	15	722898
Noah 174	160	Copper River	016N	011E	15	722899
Noah 175	160	Copper River	016N	011E	14	722900
Noah 176	160	Copper River	016N	011E	14	722901
Noah 177	160	Copper River	016N	011E	13	722902
Noah 178	160	Copper River	016N	011E	13	722903
Noah 179	160	Copper River	016N	012E	18	722904
Noah 180	160	Copper River	016N	010E	13	722905
Noah 181	160	Copper River	016N	010E	13	722906
Noah 182	160	Copper River	016N	011E	18	722907
Noah 183	160	Copper River	016N	011E	18	722908
Noah 184	160	Copper River	016N	011E	17	722909
Noah 185	160	Copper River	016N	011E	17	722910
Noah 186	160	Copper River	016N	011E	16	722911
Noah 187	160	Copper River	016N	011E	16	722912
Noah 188	160	Copper River	016N	011E	15	722913
Noah 189	160	Copper River	016N	011E	15	722914
Noah 190	160	Copper River	016N	011E	14	722915
Noah 191	160	Copper River	016N	011E	14	722916
Noah 192	160	Copper River	016N	011E	13	722917
Noah 193	160	Copper River	016N	011E	13	722918
Noah 194	160	Copper River	016N	010E	24	722919
Noah 195	160	Copper River	016N	010E	24	722920
Noah 196	160	Copper River	016N	011E	19	722921
Noah 197	160	Copper River	016N	011E	19	722922
Noah 198	160	Copper River	016N	011E	20	722923
Noah 199	160	Copper River	016N	011E	20	722924

Noah 200	160	Copper River	016N	011E	21	722925
Noah 201	160	Copper River	016N	011E	21	722926
Noah 202	160	Copper River	016N	011E	22	722927
Noah 203	160	Copper River	016N	011E	22	722928
Noah 204	160	Copper River	016N	011E	23	722929
Noah 205	160	Copper River	016N	011E	23	722930
Noah 206	160	Copper River	016N	011E	24	722931
Noah 207	160	Copper River	016N	011E	24	722932
Noah 208	160	Copper River	016N	010E	24	722933
Noah 209	160	Copper River	016N	010E	24	722934
Noah 210	160	Copper River	016N	011E	19	722935
Noah 211	160	Copper River	016N	011E	19	722936
Noah 212	160	Copper River	016N	011E	20	722937
Noah 213	160	Copper River	016N	011E	20	722938
Noah 214	160	Copper River	016N	011E	21	722939
Noah 215	160	Copper River	016N	011E	22	722940
Noah 216	160	Copper River	016N	011E	23	722941
Noah 217	160	Copper River	016N	011E	23	722942
Noah 218	160	Copper River	016N	011E	24	722943
Noah 219	160	Copper River	016N	011E	24	722944
Noah 220	40	Copper River	016N	011E	28	723122
Noah 221	40	Copper River	016N	011E	28	723123
Noah 222	40	Copper River	016N	011E	28	723124
Noah 223	40	Copper River	016N	011E	27	723125
Noah 224	40	Copper River	016N	011E	27	723126
Noah 225	40	Copper River	016N	011E	27	723127
Noah 226	40	Copper River	016N	011E	27	723128
Noah 227	40	Copper River	016N	011E	26	723129
Noah 228	40	Copper River	016N	011E	26	723130
Noah 229	160	Copper River	016N	010E	6	723131
Noah 230	160	Copper River	016N	010E	6	723132
Noah 231	160	Copper River	016N	010E	5	723133
Noah 232	160	Copper River	016N	010E	5	723134
Noah 233	160	Copper River	016N	010E	4	723135
Noah 234	160	Copper River	016N	010E	4	723136
Noah 235	160	Copper River	016N	010E	3	723137
Noah 236	160	Copper River	016N	010E	3	723138
Noah 237	160	Copper River	016N	010E	6	723139
Noah 238	160	Copper River	016N	010E	6	723140
Noah 239	160	Copper River	016N	010E	5	723141
Noah 240	160	Copper River	016N	010E	5	723142
Noah 241	160	Copper River	016N	010E	4	723143
Noah 242	160	Copper River	016N	010E	4	723144
Noah 243	160	Copper River	016N	010E	3	723145
Noah 244	160	Copper River	016N	010E	3	723146
Noah 245	160	Copper River	016N	010E	7	723147
Noah 246	160	Copper River	016N	010E	7	723148
Noah 247	160	Copper River	016N	010E	8	723149

Noah 248	160	Copper River	016N	010E	8	723150
Noah 249	160	Copper River	016N	010E	9	723151
Noah 250	160	Copper River	016N	010E	9	723152
Noah 251	160	Copper River	016N	010E	10	723153
Noah 252	160	Copper River	016N	010E	10	723154
Noah 253	160	Copper River	016N	010E	7	723155
Noah 254	160	Copper River	016N	010E	7	723156
Noah 255	160	Copper River	016N	010E	8	723157
Noah 256	160	Copper River	016N	010E	8	723158
Noah 257	160	Copper River	016N	010E	9	723159
Noah 258	160	Copper River	016N	010E	9	723160
Noah 259	160	Copper River	016N	010E	10	723161
Noah 260	160	Copper River	016N	010E	10	723162
Noah 261	160	Copper River	016N	009E	14	723163
Noah 262	160	Copper River	016N	009E	14	723164
Noah 263	160	Copper River	016N	009E	13	723165
Noah 264	160	Copper River	016N	009E	13	723166
Noah 265	160	Copper River	016N	010E	18	723167
Noah 266	160	Copper River	016N	010E	18	723168
Noah 267	160	Copper River	016N	010E	17	723169
Noah 268	160	Copper River	016N	010E	17	723170
Noah 269	160	Copper River	016N	010E	16	723171
Noah 270	160	Copper River	016N	010E	16	723172
Noah 271	160	Copper River	016N	010E	15	723173
Noah 272	160	Copper River	016N	010E	15	723174
Noah 273	160	Copper River	016N	010E	14	723175
Noah 274	160	Copper River	016N	010E	14	723176
Noah 275	160	Copper River	016N	009E	14	723177
Noah 276	160	Copper River	016N	009E	14	723178
Noah 277	160	Copper River	016N	009E	13	723179
Noah 278	160	Copper River	016N	009E	13	723180
Noah 279	160	Copper River	016N	010E	18	723181
Noah 280	160	Copper River	016N	010E	18	723182
Noah 281	160	Copper River	016N	010E	17	723183
Noah 282	160	Copper River	016N	010E	17	723184
Noah 283	160	Copper River	016N	010E	16	723185
Noah 284	160	Copper River	016N	010E	16	723186
Noah 285	160	Copper River	016N	010E	15	723187
Noah 286	160	Copper River	016N	010E	15	723188
Noah 287	160	Copper River	016N	010E	14	723189
Noah 288	160	Copper River	016N	010E	14	723190
Noah 289	160	Copper River	016N	009E	23	723191
Noah 290	160	Copper River	016N	009E	23	723192
Noah 291	160	Copper River	016N	009E	24	723193
Noah 292	160	Copper River	016N	009E	24	723194
Noah 293	160	Copper River	016N	010E	19	723195
Noah 294	160	Copper River	016N	010E	19	723196
Noah 295	160	Copper River	016N	010E	20	723197

Noah 296	160	Copper River	016N	010E	20	723198
Noah 297	160	Copper River	016N	010E	21	723199
Noah 298	160	Copper River	016N	010E	21	723200
Noah 299	160	Copper River	016N	010E	22	723201
Noah 300	160	Copper River	016N	010E	22	723202
Noah 301	160	Copper River	016N	010E	23	723203
Noah 302	160	Copper River	016N	010E	23	723204
Noah 303	160	Copper River	016N	009E	23	723205
Noah 304	160	Copper River	016N	009E	23	723206
Noah 305	160	Copper River	016N	009E	24	723207
Noah 306	160	Copper River	016N	009E	24	723208
Noah 307	160	Copper River	016N	010E	19	723209
Noah 308	160	Copper River	016N	010E	19	723210
Noah 309	160	Copper River	016N	010E	20	723211
Noah 310	160	Copper River	016N	010E	20	723212
Noah 311	160	Copper River	016N	010E	21	723213
Noah 312	160	Copper River	016N	010E	21	723214
Noah 313	160	Copper River	016N	010E	22	723215
Noah 314	160	Copper River	016N	010E	22	723216
Noah 315	160	Copper River	016N	010E	23	723217
Noah 316	160	Copper River	016N	010E	23	723218
Noah 317	160	Copper River	016N	009E	26	723219
Noah 318	160	Copper River	016N	009E	25	723220
Noah 319	160	Copper River	016N	009E	25	723221
Noah 320	160	Copper River	016N	010E	30	723222
Noah 321	160	Copper River	016N	010E	30	723223
Noah 322	160	Copper River	016N	010E	29	723224
Noah 323	160	Copper River	016N	010E	29	723225
Noah 324	160	Copper River	016N	010E	28	723226
Noah 325	160	Copper River	016N	010E	28	723227
Noah 326	160	Copper River	016N	010E	27	723228
Noah 327	160	Copper River	016N	010E	27	723229
Noah 328	160	Copper River	016N	010E	26	723230
Noah 329	160	Copper River	016N	010E	26	723231
Noah 330	160	Copper River	016N	010E	25	723232
Noah 331	160	Copper River	016N	010E	25	723233
Noah 332	160	Copper River	016N	011E	30	723234
Noah 333	160	Copper River	016N	011E	30	723235
Noah 334	160	Copper River	016N	011E	29	723236
Noah 335	160	Copper River	016N	011E	29	723237
Noah 336	160	Copper River	016N	011E	28	723238
Noah 337	160	Copper River	016N	009E	25	723239
Noah 338	160	Copper River	016N	009E	25	723240
Noah 339	160	Copper River	016N	010E	30	723241
Noah 340	160	Copper River	016N	010E	30	723242
Noah 341	160	Copper River	016N	010E	29	723243
Noah 342	160	Copper River	016N	010E	29	723244
Noah 343	160	Copper River	016N	010E	28	723245

Noah 344	160	Copper River	016N	010E	28	723246
Noah 345	160	Copper River	016N	010E	27	723247
Noah 346	160	Copper River	016N	010E	27	723248
Noah 347	160	Copper River	016N	010E	26	723249
Noah 348	160	Copper River	016N	010E	26	723250
Noah 349	160	Copper River	016N	010E	25	723251
Noah 350	160	Copper River	016N	010E	25	723252
Noah 351	160	Copper River	016N	011E	30	723253
Noah 352	160	Copper River	016N	011E	30	723254
Noah 353	160	Copper River	016N	011E	29	723255
Noah 354	160	Copper River	016N	011E	29	723256
Noah 355	160	Copper River	016N	011E	28	723257
Noah 356	160	Copper River	016N	011E	28	723258
Noah 357	160	Copper River	016N	011E	27	723259
Noah 358	160	Copper River	016N	011E	27	723260
Noah 359	160	Copper River	016N	011E	26	723261
Noah 360	160	Copper River	016N	009E	36	723262
Noah 361	160	Copper River	016N	010E	31	723263
Noah 362	160	Copper River	016N	010E	31	723264
Noah 363	160	Copper River	016N	010E	32	723265
Noah 364	160	Copper River	016N	010E	32	723266
Noah 365	160	Copper River	016N	010E	33	723267
Noah 366	160	Copper River	016N	010E	33	723268
Noah 367	160	Copper River	016N	010E	34	723269
Noah 368	160	Copper River	016N	010E	34	723270
Noah 369	160	Copper River	016N	010E	35	723271
Noah 370	160	Copper River	016N	010E	35	723272
Noah 371	160	Copper River	016N	010E	36	723273
Noah 372	160	Copper River	016N	010E	36	723274
Noah 373	160	Copper River	016N	011E	31	723275
Noah 374	160	Copper River	016N	011E	31	723276
Noah 375	160	Copper River	016N	011E	32	723277
Noah 376	160	Copper River	016N	011E	32	723278
Noah 377	160	Copper River	016N	011E	33	723279
Noah 378	160	Copper River	016N	011E	33	723280
Noah 379	160	Copper River	016N	011E	34	723281
Noah 380	160	Copper River	016N	011E	34	723282
Noah 381	160	Copper River	016N	010E	31	723283
Noah 382	160	Copper River	016N	010E	31	723284
Noah 383	160	Copper River	016N	010E	32	723285
Noah 384	160	Copper River	016N	010E	32	723286
Noah 385	160	Copper River	016N	010E	33	723287
Noah 386	160	Copper River	016N	010E	33	723288
Noah 387	160	Copper River	016N	010E	34	723289
Noah 388	160	Copper River	016N	010E	34	723290
Noah 389	160	Copper River	016N	010E	35	723291
Noah 390	160	Copper River	016N	010E	35	723292
Noah 391	160	Copper River	016N	010E	36	723293

Noah 392	160	Copper River	016N	010E	36	723294
Noah 393	160	Copper River	016N	011E	31	723295
Noah 394	160	Copper River	016N	011E	31	723296
Noah 395	160	Copper River	016N	011E	32	723297
Noah 396	160	Copper River	016N	011E	32	723298
Noah 397	160	Copper River	016N	011E	33	723299
Noah 398	160	Copper River	016N	011E	33	723300
Noah 399	160	Copper River	016N	011E	34	723301
Noah 400	160	Copper River	015N	010E	6	723302
Noah 401	160	Copper River	015N	010E	5	723303
Noah 402	160	Copper River	015N	010E	5	723304
Noah 403	160	Copper River	015N	010E	4	723305
Noah 404	160	Copper River	015N	010E	4	723306
Noah 405	160	Copper River	015N	010E	3	723307
Noah 406	160	Copper River	015N	010E	3	723308
Noah 407	160	Copper River	015N	010E	2	723309
Noah 408	160	Copper River	015N	010E	2	723310
Noah 409	160	Copper River	015N	010E	1	723311
Noah 410	160	Copper River	015N	010E	1	723312
Noah 411	160	Copper River	015N	011E	6	723313
Noah 412	160	Copper River	015N	011E	6	723314
Noah 413	160	Copper River	015N	011E	5	723315
Noah 414	160	Copper River	015N	011E	5	723316
Noah 415	160	Copper River	015N	011E	4	723317
Noah 416	160	Copper River	015N	010E	5	723318
Noah 417	160	Copper River	015N	010E	4	723319
Noah 418	160	Copper River	015N	010E	4	723320
Noah 419	160	Copper River	015N	010E	3	723321
Noah 420	160	Copper River	015N	010E	3	723322
Noah 421	160	Copper River	015N	010E	2	723323
Noah 422	160	Copper River	015N	010E	2	723324
Noah 423	160	Copper River	015N	010E	1	723325
Noah 424	160	Copper River	015N	010E	1	723326
Noah 425	160	Copper River	015N	011E	6	723327
Noah 426	160	Copper River	015N	011E	6	723328
Noah 427	160	Copper River	015N	011E	5	723329
Noah 428	160	Copper River	015N	010E	9	723330
Noah 429	160	Copper River	015N	010E	10	723331
Noah 430	160	Copper River	015N	010E	10	723332
Noah 431	160	Copper River	015N	010E	11	723333
Noah 432	160	Copper River	015N	010E	11	723334
Noah 433	160	Copper River	015N	010E	12	723335
Noah 434	160	Copper River	015N	010E	12	723336
Noah 435	160	Copper River	015N	011E	7	723337
Noah 436	160	Copper River	015N	010E	10	723338
Noah 437	160	Copper River	015N	010E	10	723339
Noah 438	160	Copper River	015N	010E	11	723340
Noah 439	160	Copper River	015N	010E	11	723341

Noah 440	160	Copper River	015N	010E	12	723342
Noah 441	160	Copper River	015N	010E	12	723343
Noah 442	160	Copper River	018N	010E	31	724985
Noah 443	160	Copper River	018N	010E	31	724986
Noah 444	160	Copper River	018N	010E	31	724987
Noah 445	160	Copper River	018N	010E	31	724988
Noah 446	160	Copper River	017N	010E	6	724989
Noah 447	160	Copper River	017N	010E	6	724990
Noah 448	160	Copper River	017N	010E	5	724991
Noah 449	160	Copper River	017N	010E	5	724992
Noah 450	160	Copper River	017N	010E	6	724993
Noah 451	160	Copper River	017N	010E	6	724994
Noah 452	160	Copper River	017N	010E	5	724995
Noah 453	160	Copper River	017N	010E	5	724996
Noah 454	160	Copper River	017N	010E	7	724997
Noah 455	160	Copper River	017N	010E	7	724998
Noah 456	160	Copper River	017N	010E	8	724999
Noah 457	160	Copper River	017N	010E	8	725000
Noah 458	160	Copper River	017N	010E	9	725001
Noah 459	160	Copper River	017N	010E	9	725002
Noah 460	160	Copper River	017N	010E	7	725003
Noah 461	160	Copper River	017N	010E	7	725004
Noah 462	160	Copper River	017N	010E	8	725005
Noah 463	160	Copper River	017N	010E	8	725006
Noah 464	160	Copper River	017N	010E	9	725007
Noah 465	160	Copper River	017N	010E	9	725008
Noah 466	160	Copper River	017N	010E	18	725009
Noah 467	160	Copper River	017N	010E	18	725010
Noah 468	160	Copper River	017N	010E	17	725011
Noah 469	160	Copper River	017N	010E	17	725012
Noah 470	160	Copper River	017N	010E	16	725013
Noah 471	160	Copper River	017N	010E	16	725014
Noah 472	160	Copper River	017N	010E	15	725015
Noah 473	160	Copper River	017N	010E	15	725016
Noah 474	160	Copper River	017N	010E	18	725017
Noah 475	160	Copper River	017N	010E	18	725018
Noah 476	160	Copper River	017N	010E	17	725019
Noah 477	160	Copper River	017N	010E	17	725020
Noah 478	160	Copper River	017N	010E	16	725021
Noah 479	160	Copper River	017N	010E	16	725022
Noah 480	160	Copper River	017N	010E	15	725023
Noah 481	160	Copper River	017N	010E	15	725024
Noah 482	160	Copper River	017N	010E	14	725025

EXHIBIT A

Part 2

Area of Interest Map

The Area of Interest shall be as illustrated on the attached map:

350000
400000
450000
Legend
Peak Gold Land
Peak Gold Land 3 Mile AOI
7050000
7000000
6950000
6900000
Coordinate System: UTM Zone 7 Northern Hemisphere
Projection: Transverse Mercator
Datum: NORTH AMERICAN 1983
false easting: 500,000.0000
false northing: 0.0000
central meridian: -141.0000
scale factor: 0.9996
latitude of origin: 0.0000
Units: Meter
N
0 5 10
Miles
1:750,000

1

LIMITED LIABILITY COMPANY AGREEMENT

BETWEEN

CORE ALASKA, LLC AND ROYAL ALASKA, LLC

FOR PEAK GOLD, LLC

EXHIBIT C

TAX MATTERS

ARTICLE I

EFFECT OF THIS EXHIBIT

As set forth in Section 4.2 of the Agreement, the Company shall constitute a tax partnership within the meaning of Section 761(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). This Exhibit shall govern the treatment of the Company as a tax partnership and the relationship of the Members with respect to tax matters and the other matters addressed herein. Except as otherwise indicated, capitalized terms used in this Exhibit shall have the meanings given to them in the Agreement. In the event of a conflict between this Exhibit and the other provisions of the Agreement, the terms of this Exhibit shall control.

ARTICLE II

TAX MATTERS PARTNER

2.1     Designation of Tax Matters Partner. The Manager1 is hereby designated the “tax matters partner” as defined in Section 6231(a)(7) of the Code as in effect on the date hereof, and the “partnership representative” of the Company for any tax period subject to the Revised Partnership Audit Procedures, as defined below (the tax matters partner and the partnership representative hereinafter referred to as the “Tax Matters Partner”) and shall be responsible for, make elections for, and prepare and file any federal and state tax returns or other required tax forms following approval of the Management Committee pursuant to Section 7.2(c) of the Agreement (subject to Section 2.2 of the Exhibit C below). Not less than forty-five (45) days prior to the date on which any such tax return is due to be filed (including extensions), the Tax Matters Partner shall deliver to each Member copies of such proposed tax return for such Member’s review, comment, and agreement. Each Member shall provide the Tax Matters Partner with comments within fifteen (15) days after such Member’s receipt of such tax return. The Tax Matters Partner and the other Members shall work together in good faith to resolve any disagreements with respect to such tax return (including requesting an extension of the due date for filing any such tax return from an applicable governmental agency and filing forms in connection with such request). If the Members cannot reach agreement within fifteen (15) days after the Tax Matters Partner’s receipt of a notice of such determination from a Member, the dispute shall be submitted for resolution to a nationally recognized accounting firm selected by mutual agreement of the Members or such other persons as the Members may mutually agree (the “Arbitrating Accountants”), the fees and expenses of which will be allocated between the Members in the same proportion that the aggregate amount of the disputed items submitted to the Arbitrating Accountants that is unsuccessfully disputed by each Members (as finally determined by such Arbitrating Accountants) bears to the total amount of all the disputed items so submitted. The Arbitrating Accountants shall render a decision on the matter no later than five (5) days prior to the date on which the relevant tax return is due to be filed (including extensions). Each Member shall be bound by the determinations of the Arbitrating Accountants.

___________________________

1 Note that to be designated as Partnership Representative, the Manager needs to have a substantial US presence (meaning available to meet with the IRS, have a US street address and phone number and a US tax ID).

1

2.2     In the event of any change in Manager, the Member serving as Manager at the end of a taxable year shall continue as Tax Matters Partner with respect to all matters concerning such year unless the Tax Matters Partner for that year is required to be changed pursuant to applicable Treasury Regulations. Notwithstanding any provision herein to the contrary, in the event an audit, proposed adjustment or similar action by a tax authority (a “Tax Contest”) relates to a taxable year (the “Contested Year(s)”) during which the right and power of Members to appoint each Designate is different than the year(s) during which Tax Contest is ongoing, the Management Committee, solely for purposes of applying the provisions of this Exhibit C (and corresponding provision of the Agreement) with respect to a Tax Contest for such Contested Years, shall be determined in the same manner as the Contested Year(s) regardless of whether the person with the power to appoint a Designate pursuant to this sentence is still a Member. The Tax Matters Partner and the other Member shall use reasonable best efforts to comply with the responsibilities outlined in this Article II and in Sections 6221 through 6233 of the Code as in effect for any tax period prior to the effective date of the amendment of such sections of the Code by the Revised Partnership Audit Procedures (including any Treasury regulations promulgated thereunder) and in doing so shall incur no liability to any other party except in the case of gross negligence, willful misconduct or fraud. Notwithstanding anything to the contrary set forth herein, all discretionary decisions of the Tax Matters Partner shall be subject to approval of the Management Committee pursuant to Section 7.2(c) of the Agreement (as may be modified pursuant to this Section 2.2 of Exhibit C).

2.3     Notice. Each Member shall furnish the Tax Matters Partner with such information (including information specified in Section 6230(e) of the Code for any tax period prior to the effective date of the amendment of such section of the Code by the Revised Partnership Audit Procedures) as it may reasonably request to permit it to provide the Internal Revenue Service with sufficient information to allow proper notice to the Members in accordance with Section 6223 of the Code as in effect for any tax period prior to the effective date of the amendment of such section of the Code by the Revised Partnership Audit Procedures. The Tax Matters Partner shall keep each Member reasonably informed of all administrative and judicial proceedings for the adjustment at the partnership level of partnership items, including but not limited to information required in accordance with Section 6223(g) of the Code for any tax period prior to the effective date of the amendment of such section of the Code by the Revised Partnership Audit Procedures.

2.4     Inconsistent Treatment of Partnership Item. If an administrative proceeding contemplated under Section 6223 of the Code as in effect for any tax period prior to the effective date of the amendment of such section of the Code by the Revised Partnership Audit Procedures has begun, and the Tax Matters Partner so requests, each Member shall notify the Tax Matters Partner of its treatment of any partnership item on its federal income tax return that is inconsistent with the treatment of that item on the partnership return.

2

2.5     Extensions of Limitation Periods. The Tax Matters Partner shall not enter into any extension of the period of limitations without (i) first giving reasonable advance notice to the other Member(s) of such intended action and (ii) the prior consent of the Management Committee pursuant to Section 7.2(c) of the Agreement (as may be modified by Section 2.2 of this Exhibit C).

2.6     Requests for Administrative Adjustments. Neither Member shall file, pursuant to Section 6227 of the Code as in effect for any tax period prior to the effective date of the amendment of such section of the Code by the Revised Partnership Audit Procedures, a request for an administrative adjustment of partnership items for any partnership taxable year without first notifying the other Member. If the other Member agrees with the requested adjustment, the Tax Matters Partner shall file the request for administrative adjustment on behalf of the partnership. If consent is not obtained within thirty (30) days after notice from the proposing Member, or within the period required to timely file the request for administrative adjustment, if shorter, either Member, including the Tax Matters Partner, may file that request for administrative adjustment on its own behalf.

2.7     Judicial Proceedings. Either Member intending to file a petition under Section 6226, 6228 or other sections of the Code as in effect for any tax period prior to the effective date of the amendment of such sections of the Code by the Revised Partnership Audit Procedures with respect to any partnership item, or other tax matters involving the Company, shall notify the other Member of such intention and the nature of the contemplated proceeding. If the Tax Matters Partner is the Member intending to file such petition, such notice shall be given within a reasonable time to allow the other Member to participate in the choosing of the forum in which such petition will be filed. If either Member intends to seek review of any court decision rendered as a result of a proceeding instituted under the preceding part of this Paragraph, such Member shall notify the other Member of such intended action.

2.8     Settlements. The Tax Matters Partner shall not bind any other Member (or former Member) to a settlement agreement without first obtaining the written consent of any such Member (or former Member). Either Member who enters into a settlement agreement for its own account with respect to any partnership items, as defined by Section 6231(a)(3) of the Code as in effect for any tax period prior to the effective date of the amendment of such section of the Code by the Revised Partnership Audit Procedures, shall notify the other Member of such settlement agreement and its terms within ninety (90) days from the date of settlement.

2.9     Fees and Expenses. The Tax Matters Partner shall not engage legal counsel, certified public accountants, or others without the prior consent of the Management Committee. Either Member may engage legal counsel, certified public accountants, or others in its own behalf and at its sole cost and expense. Any reasonable item of expense, including but not limited to fees and expenses for legal counsel, certified public accountants, and others which the Tax Matters Partner incurs (after proper consent by the Management Committee as provided above) in connection with any audit, assessment, litigation, or other proceeding regarding any partnership item, shall constitute proper charges to the Business Account and shall be borne by the Members as any other item which constitutes a direct charge to the Business Account pursuant to the Agreement.

2.10     Special Allocation of Items Resulting from Partnership Audits. Notwithstanding anything to the contrary in this Agreement, the Tax Matters Partner may make special allocations of income, gain, loss, or deduction in order to correct for distortions arising from a partnership audit under Revised Partnership Audit Procedures; provided, that any such allocations shall first be approved by the Management Committee pursuant to Section 7.2(c) of the Agreement (as may be modified by Section 2.2 of this Exhibit C). Allocations made under this Section 2.10 of this Exhibit C shall preserve, to the greatest extent permitted by law, the after-tax economic arrangement of the Members.

3

2.11     Direction. To the extent not otherwise addressed in this Agreement, the Tax Matters Partner shall act at the direction of the Management Committee pursuant to Section 7.2(c) of the Agreement (as may be modified by Section 2.2 of this Exhibit C) with respect to any actions that it is permitted to take when acting in its capacity as the Tax Matters Partner, including without limitation (1) electing out of Subchapter C of Subtitle A, Chapter 63 under Section 6221(b) of the Code as amended by the Revised Partnership Audit Procedures, and (2) making the election under Section 6226 of the Code as amended by the Revised Partnership Audit Procedures to have the Members take tax adjustments into account on their own tax returns.

2.12     Survival. The provisions of the foregoing paragraphs, including but not limited to the obligation to pay fees and expenses contained in Paragraph 2.9, shall survive the termination of the Company or the termination of either Member’s interest in the Company and shall remain binding on the Members for a period of time necessary to resolve with the Internal Revenue Service or the Department of the Treasury any and all matters regarding the federal income taxation of the Company for the applicable tax year(s).

2.13     Survival Taxable Year. The taxable year of the Company shall be its required taxable year, as determined pursuant to Section 706(b) of the Code.

2.14     Definition. The “Revised Partnership Audit Procedures” means the revised partnership audit procedures of Subchapter C of Subtitle F, Chapter 63 of the Code, as amended by the Bipartisan Budget Act of 2015, P.L. 114 74 (together with any subsequent amendments thereto, Treasury Regulations promulgated thereunder, and administrative interpretations thereof).

ARTICLE III

TAX ELECTIONS AND ALLOCATIONS

3.1     Tax Partnership Status. Beginning at the time when more than one Member holds a Percentage Interest pursuant to Section 5.1(b)(ii) of the Agreement, as further described in Paragraph 3.7 hereof and Revenue Ruling 99-5, it is understood and agreed that the Members intend to create a partnership for United States federal and state income tax purposes, and, unless otherwise agreed to hereafter by both Members, neither Member shall make an election to be, or have the arrangement evidenced hereby, excluded from the application of any provisions of Subchapter K of the Code, or any equivalent state income tax provision. It is understood and agreed that the Members intend to create a partnership for federal and state income tax purposes only (a “tax partnership”). The Manager shall file with the appropriate office of the Internal Revenue Service a partnership income tax return covering the Company and the Operations. The Members recognize that this Agreement may be subject to state income tax statutes. The Manager shall file with the appropriate offices of the state agencies any required partnership state income tax returns. Each Member agrees to furnish to the Manager any information it may have relating to the Company and the Operations as shall be required for proper preparation of such returns. The Manager shall furnish to the other Member for its review a copy of each proposed income tax return at least two weeks prior to the date the return is filed.

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3.2     Tax Elections. The Company shall make the following elections for purposes of all partnership income tax returns:

(a)     To use accrual method of accounting.

(b)     To deduct currently all development expenses to the extent possible under Section 616 of the Code.

(c)    Unless the Members unanimously agree otherwise, to compute the allowance for depreciation in respect of all depreciable Assets using the maximum accelerated tax depreciation method and the shortest life permissible or, at the election of the Manager, using the units of production method of depreciation.

(d)     To treat advance royalties as deductions from gross income for the year paid or accrued to the extent permitted by law.

(e)     To adjust the basis of Company property under section 754 of the Code at the request of either Member;

(f)     To amortize over the shortest permissible period all organizational expenditures and business start-up expenses under Sections 195 and 709 of the Code;

Any other election required or permitted to be made by the Company under the Code or any state tax law shall be made as determined by the Management Committee.

Each Member shall elect under Section 617(a) of the Code to deduct currently all exploration expenses. Each Member reserves the right to capitalize its share of development and/or exploration expenses of the Company in accordance with Section 59(e) of the Code, provided that a Member’s election to capitalize all or any portion of such expenses shall not affect the Member’s Capital Account.

3.3     Allocations to Members. Subject to Paragraph 3.4 and Paragraph 3.7, allocations for Capital Account purposes for each fiscal year, or allocation period in such fiscal year, shall be in accordance with the following:

(a)     Exploration expenses and development cost deductions shall be allocated among the Members in accordance with their respective Capital Contributions used to fund such expenses and costs.

(b)     Depreciation and amortization deductions with respect to a depreciable Asset shall be allocated among the Members in accordance with their respective Capital Contributions of the Asset, to the extent the associated adjusted basis of the Asset gives rise to such depreciation, amortization or loss deduction.

(c)     Production and operating cost deductions shall be allocated among the Members in accordance with their respective Capital Contributions used to fund such costs.

(d)     Deductions for depletion with respect to a depletable Asset (to the extent of the amount of such deductions that would have been determined for the Capital Account purposes if only cost depletion were allowable for federal income tax purposes) shall be allocated to the Members in accordance with their respective Capital Contributions of the Asset, to the extent the associated adjusted basis of the Asset gives rise to such depletion deduction. Any remaining depletion deductions shall be allocated to the Members so that, to the extent possible, the Members receive the same total amounts of percentage depletion as they would have received if percentage depletion.

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(e)     Subject to Subparagraph 3.3(g) below, gross income on the sale of productions shall be allocated in accordance with the Members’ respective rights to share in the proceeds of such sale.

(f)     Except as provided in Subparagraph 3.3(g) below, gain or loss on the sale of a depreciable or depletable asset (including unrealized gain and loss arising from a revaluation of the Company’s Assets pursuant to made in accordance with Treas. Reg. §1.704-1(b)(2)(iv(f) and (g)) shall be allocated so that, to the extent possible, the net amount reflected in the Members’ Capital Account with respect to such property, (taking into account the cost of such property, depreciation, amortization, depletion or other cost recovery deductions and gain or loss) most closely reflects the Member’s Percentage Interests.

(g)     Gains and losses on the sale of all or substantially all the Assets of Company (including unrealized gain and loss arising from a revaluation of the Company’s Assets pursuant to or made in accordance with Treas. Reg. §1.704-1(b)(2)(iv)(f) and (g)) shall be allocated so that, to the extent possible, the Members’ resulting Capital Account balances are in the same range ratio as their Percentage Interests at the tie of such sale.

(h)     The Members acknowledge that expenses and deductions of this Paragraph may be required to be capitalized into production under Section 263A of the Code. With respect to such capitalized expenses or deductions, the allocation of gross income on the sale of production shall be adjusted, in any reasonable manner consistently applied by the Manager, so that the same net amount (subject possibly to timing differences) is reflected in the Capital Accounts as if such expenses or deductions were instead deductible and allocated pursuant to the preceding provisions of this Paragraph.

(i)     Any recapture of exploration expenses under Section 617(b)(1)(A) of the Code, and any disallowance of depletion under Section 617(b)(1)(B) of the Code, shall be borne by the Members in the same manner as the related exploration expenses were allocated to, or claimed by, them.

(j)     In the event that any amount claimed by the Company to constitute a deductible expense is treated for applicable tax purposes as a distribution made to a Member in its capacity as a member of the Company (and thus as a partner of a partnership), and not a guaranteed payment as defined in Code Section 707(c) or payment to a partner not acting in its capacity as a partner under Code Section 707(a), the Member who is determined to have received such distribution shall be first allocated an amount of the Company’s gross income equal to such payment and its capital Account shall be reduced to reflect a distribution. In the event that the Company is deemed to have made a payment to any Member as a deductible expense in excess of the amount actually paid to such Member, such Member shall be allocated an amount of the Company’s deductions reflecting such excess amount, and such Member shall be deemed to have made a Capital Contribution to the Company in the amount of such excess amount.

(k)     All deductions and losses that are not otherwise allocated above in this Paragraph shall be allocated among the Members in accordance with their respective Capital Contributions used to fund such deductions and losses and, thereafter, pursuant to Section 3.3(l) below.

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(l)     All other items of income, gain, loss, and deduction shall be allocated to the Members in accordance with their Percentage Interests.

(m)    If the Members’ Percentage Interests change during any taxable year of the Company, the distributive share of items of income, gain, loss and deduction of each Member shall be determined in any manner (1) permitted by Section 706 of the Code, and (2) agreed on by both Members. If the Members cannot agree on a method, the method shall be determined by the Tax Matters Partner in consultation with the Company’s tax advisers, with preference given to the interim closing-of-the-books method except where application of that method would result in undue administrative expense in relationship to the amount of the items to be allocated.

(n)     “Nonrecourse deductions,” as defined by Treas. Reg. § 1.704-2(b)(1) shall be allocated between the Members in proportion to their Percentage Interests.

3.4     Regulatory Allocations. Notwithstanding the provisions of Paragraph 3.3 to the contrary, the following special allocations shall be given effect for purposes of maintaining the Members’ Capital Accounts.

(a)     If either Member unexpectedly receives any adjustments, allocations, or distributions described in Treas. Reg. §1.704-1(b)(2)(ii)(d)(4), §1.704-1(b)(2)(ii)(d)(5)     or §1.704-1(b)(2)(ii)(d)(6), which result in a deficit Capital Account balance, items of income and gain shall be specially allocated to each such Member in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Capital Account deficit of such Member as quickly as possible. For the purposes of this Paragraph, each Member’s Capital Account balances shall be increased by the sum of (i) the amount such Member is obligated to restore pursuant to any provision of the Agreement, and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Treas. Reg. §§ 1.704-2(g)(1) and 1.704-2(i)(5).

(b)     The “minimum gain chargeback” and “partner minimum gain chargeback” provisions of Treas. Reg. §§ 1.704-2(f) and 1.704-2(i)(4), respectively, are incorporated herein by reference and shall be given effect. In accordance with Treas. Reg. § 1.704-2(i)(1), deductions attributable to a “partner nonrecourse liability” shall be allocated to the Member that bears the economic risk of loss for such liability.

(c)     If the allocation of deductions to either Member would cause such Member to have a deficit Capital Account balance at the end of any taxable year of the Company (after all other allocations provided for in this Article III have been made and after giving effect to the adjustments described in Subparagraph 3.4(a)), such deductions shall instead be allocated to the other Member.

3.5     Curative Allocations. The allocations set forth in Paragraph 3.4 (the “Regulatory Allocations”) are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of income, gain, loss or deduction pursuant to this Paragraph. Therefore, notwithstanding any other provisions of this Article III (other than the Regulatory Allocations), the Manager shall make such offsetting special allocations of income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of this Agreement and all items were allocated pursuant to Paragraph 3.3 without regard to Paragraph 3.4.

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3.6     Tax Allocations. Except as otherwise provided in this Paragraph and pursuant to Paragraph 3.7, items of taxable income, deduction, gain and loss shall be allocated in the same manner as the corresponding item is allocated for book purposes under Paragraphs 3.3, 3.4, and 3.5, of the corresponding item determined for Capital Account purposes.

(a)     Recapture of tax deductions arising out of a disposition of property shall, to the extent consistent with the allocations for tax purposes of the gain or amount realized giving rise to such recapture, be allocated to the Members in the same proportions as the recaptured deductions were originally allocated or claimed.

(b)     To the extent required by Section 704(c) of the Code, income, gain, loss, and deduction with respect to property contributed to the Company by a Member shall be shared among both Members so as to take account of the variation between the basis of the property to the Company and its fair market value at the time of Capital Contribution. The Members intend that Section 704(c) shall effect no allocations of tax items that are different from the allocations under Paragraphs 3.3, 3.4 and 3.5 of the corresponding items for Capital Account purposes. However, to the extent that allocations of tax items are required pursuant to Section 704(c) of the Code to be made other than in accordance with the allocations under Paragraphs 3.3, 3.4 and 3.5 of the corresponding items for Capital Account purposes, Section 704(c) of the Code shall be applied in accordance with the “traditional method without curative allocations” under Treas. Reg. § 1.704-3(b).

(c)     Depletion deductions with respect to contributed property shall be determined without regard to any portion of the property’s basis that is attributable to pre-Capital Contribution expenditures by CORE that were capitalized under Code Sections 616(b), 59(e) and 291(b). Deductions attributable to pre-Capital Contribution expenditures by CORE shall be calculated under such Code Sections as if CORE continued to own the depletable property to which such deductions are attributable, and such deductions shall be reported by the Company and shall be allocated solely to CORE.

(d)     The Members understand the allocations of tax items set forth in this Paragraph, and agree to report consistently with such allocations for federal and state tax purposes.

3.7     Tax Treatment of Royal’s Initial Contribution and Phase I Earn-In Contributions. Notwithstanding anything in this Exhibit C or the Agreement to the contrary, the Members intend for all tax purposes that Royal’s Initial Contribution shall not be treated as a Capital Contribution for Capital Account purposes when initially funded and shall instead be treated as an option premium payment made to the Company by Royal to acquire the option to make Phase I Earn In Contributions within the Earn In Period and thereby acquire (and then increase) a Percentage Interest pursuant to Section 5.1(b)(ii)(1) of the Agreement. Under this construct, each $1,000,000 Phase I Earn In Contribution made by Royal shall be treated for all tax purposes as the exercise of an option, and payment of a deemed option strike price, to acquire a 2% incremental Percentage Interest with the result that Royal shall then be treated as making a $2,000,000 Capital Contribution for Capital Account adjustment and tax purposes (consisting of $1,000,000 of Royal’s Initial Contribution previously made and $1,000,000 of Phase I Earn In Contributions made in the Earn-In Period).

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ARTICLE IV

CAPITAL ACCOUNTS; LIQUIDATION

4.1     Capital Accounts.

(a)     A separate Capital Account shall be established and maintained by the Tax Matters Partner for each Member. Subject to Paragraph 3.7 of this Exhibit C and Section 6.2 of the Agreement, each Member’s Capital Account shall be increased by (i) the amount of money contributed by the Member to the Company pursuant to Article V of the Agreement, (ii) the fair market value of property contributed by the Member to the Company pursuant to Article V of the Agreement (net of liabilities secured by such contributed property that the partnership is considered to assume or take subject to under Code Section 752) and (iii) allocations to the Member under Paragraphs 3.3, 3.4 and 3.5 of this Exhibit C of Company income and gain (or items thereof), including income and gain exempt from tax; and shall be decreased by (iv) the amount of money distributed to the Member by the Company, (v) the fair market value of property distributed to the Member by the Company (net of liabilities secured by such distributed property and that the Member is considered to assume or take subject to under Code Section 752), (vi) allocations to the Member under Paragraphs 3.3, 3.4 and 3.5 of this Exhibit C of expenditures of the Company not deductible in computing its taxable income and not properly chargeable to a Capital Account, and (vii) allocations of Company loss and deduction (or items thereof), excluding items described in (vi) above and percentage depletion to the extent it exceeds the adjusted tax basis of the depletable property to which it is attributable.

(b)     In the event that the Capital Accounts of the Members are computed with reference to the book value of any Asset which differs from the adjusted tax basis of such Asset, then the Capital Accounts shall be adjusted for depreciation, depletion, amortization and gain or loss as computed for book purposes with respect to such Asset in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(g).

(c)     In the event any interest in the Company is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest, except as provided in Treasury Regulation Section 1.704-1(b)(2)(iv)(1).

(d)     In the event property, other than money, is distributed to a Member, the Capital Accounts of the Members shall be adjusted to reflect the manner in which the unrealized income, gain, loss and deduction inherent in such property (that has not been reflected in the Capital Accounts previously) would be allocated among the Members if there was a taxable disposition of such property for the fair market value of such property (taking Section 7701(g) of the Code into account) on the date of distribution. For this purpose the fair market value of the property shall be determined as set forth in Paragraph 4.2(a) below.

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(e)     CORE is contributing to the Agreement certain depletable properties with respect to which CORE currently has an adjusted tax basis which may consist in part of depletable expenditures and in part of expenditures capitalized under Code Sections 616(b), 291(b) and/or 59(e). For purposes of maintaining the Capital Accounts, the Company’s deductions with respect to contributed property in each year for (i) depletion, (ii) deferred development expenditures under Section 616(b) attributable to pre-Capital Contribution expenditures, (iii) amortization under Section 291(b) attributable to pre-Capital Contribution expenditures, and (iv) amortization under Section 59(e) attributable to pre-Capital Contribution expenditures shall be the amount of the corresponding item determined for tax purposes pursuant to Subparagraph 3.6(c) multiplied by the ratio of (A) the book value at which the contributed property is recorded in the Capital Accounts to (B) the adjusted tax basis of the contributed property (including basis resulting from capitalization of pre-Capital Contribution development expenditures under Sections 616(b), 291(b), and 59(e)).

(f)     The foregoing provisions, and the other provisions of the Agreement relating to the maintenance of Capital Accounts and the allocations of income, gain, loss, deduction and credit, are intended to comply with Treasury Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Management Committee shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to comply with such Regulations, the Management Committee may make such modification, provided that it is not likely to have a material effect on the amount distributable to either Member upon liquidation of the Company pursuant to Paragraph 4.2

(g)     If the Members so agree, upon the occurrence of an event described in Treas. Reg. § 1.704-1(b)(2)(iv)(5), the Capital Accounts shall be restated in accordance with Treas. Reg. § 1.704-1(b)(2)(iv)(f) to reflect the manner in which unrealized income, gain, loss or deduction inherent in the assets of the Company (that has not been reflected in the Capital Accounts previously) would be allocated among the Members if there were a taxable disposition of such assets for their fair market values, as determined in accordance with Section 4.2(a). For purposes of Paragraph 3.3, a Member shall be treated as contributing the portion of the book value of any property that is credited to the Member’s Capital Account pursuant to the preceding sentence. Following a revaluation pursuant to this Subparagraph 4.1(g), the Members’ shares of depreciation, depletion, amortization and gain or loss, as computed for tax purposes, with respect to property that has been revalued pursuant to this Subparagraph 4.1(g) shall be determined in accordance with the principles of Code Section 704(c) as applied pursuant to the final sentence of Subparagraph 3.6(b).

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4.2     Liquidation. In the event the partnership is “liquidated” within the meaning of Treasury Regulation Section 1.704-1(b)(2)(ii)(g) then, notwithstanding any other provision of the Agreement to the contrary, the following steps shall be taken (after taking into account any transfers of Capital Accounts required pursuant to the Agreement):

(a)     The Capital Accounts of the Members shall be adjusted to reflect any gain or loss which would be realized by the partnership and allocated to the Members pursuant to the provisions of Article III of this Exhibit C if the Assets had been sold at their fair market value at the time of liquidation. The fair market value of the Assets shall be determined by agreement of both Members; provided, however, that in the event that the Members fail to agree on the fair market value of any Asset, its fair market value shall be determined by a nationally recognized independent engineering firm or other qualified independent party approved by both Members.

(b)     After making the foregoing adjustments and/or Capital Contributions, all remaining Assets shall be distributed to the Members in accordance with the balances in their Capital Accounts, it being understood that the intent of the Members is that the balances in their Capital Accounts (after taking into account all allocations under Paragraph III, including Subparagraph 3.3(g), as well as all other Capital Account adjustments required by this Exhibit C) are to be, to the extent possible, pro rata in proportion to such Percentage Interests. Unless otherwise expressly agreed on by both Members, each Member shall receive an undivided interest in each and every Asset determined by the ratio of the amount in each Member’s Capital Account to the total of both of the Members’ Capital Accounts. Assets distributed to the Members shall be deemed to have a fair market value equal to the value assigned to them pursuant to Subparagraph 4.2(a) above.

(c)     All distributions to the Members in respect of their Capital Accounts shall be made in accordance with the time requirements of Treasury Regulation Sections 1.704-1(b)(2)(ii)(b)(2) and (3).

(d)     Deemed  Terminations. Notwithstanding the provisions of Paragraph 4.2, if the “liquidation” of the Company results from a deemed termination under Section 708(b)(1)(B) of the Code, then (i) Subparagraphs 4.2(a) and 4.2(b) shall not apply, (ii) the Company shall be deemed for tax purposes to have contributed its Assets to a new tax partnership pursuant to the terms of this Exhibit C, (iii) the Company shall be deemed to have distributed Percentage Interests in such new tax partnership in accordance with the relative Capital Account balances of the Members as adjusted pursuant to Subparagraph 4.2(a), and (iv) the new tax partnership shall continue pursuant to the terms of this Agreement and this Exhibit C.

This Exhibit C may be executed in one or more counterparts each of which when executed shall be deemed to be an original, and all of which taken together shall constitute one and the same exhibit. Delivery of an executed counterpart of a signature page to this Exhibit C in .pdf or other electronic form shall be effective as delivery of a manually executed counterpart of this Exhibit C.

[Signatures on next page]

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IN WITNESS WHEREOF, the parties hereto have executed this Exhibit C as of the Effective Date.

CORE ALASKA, LLC

By:	/s/ John B. Juneau
Name:	John B. Juneau
Title:	President and Chief Executive Officer

ROYAL ALASKA, LLC

By:	/s/ Mark Isto
Name:	Mark Isto
Title:	Vice President and Chief Financial Officer